UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SSR MINING INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SSR Mining Inc.

2026 Proxy Statement

6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237
www.ssrmining.com

March 25, 2026

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders (the “Annual Meeting”) of SSR Mining Inc. (the “Company,” “we,” “us” or “our”), which will be held virtually on May 7, 2026 at 10:00 a.m. MDT (Denver).

The Annual Meeting provides us with a valuable opportunity to consider matters of importance to the Company with Shareholders, and we look forward to your participation. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describes the business to be conducted at the Annual Meeting and provides information on the Company’s approach to executive compensation and governance practices. We invest significant time and effort to ensure our compensation programs are competitive in the market and appropriately aligned with the achievement of business results and long-term Shareholder interests. We conduct Shareholder outreach throughout the year and the disclosures contained in the accompanying Proxy Statement reflect feedback received during our outreach efforts.

Your participation in the affairs of the Company is important to us and we encourage you to vote your Shares.

If you have any questions about the information contained in this Proxy Statement or require assistance in voting your Shares, please contact Alliance Advisors, our proxy solicitation agent, by calling toll-free at 1-833-215-7305 (for Shareholders in the United States) or 1-209-637-2733 (for Shareholders outside the United States) or by e-mail at SSRM@allianceadvisors.com.

The Board of Directors and management look forward to your participation at the Annual Meeting and thank you for your continued support.

Sincerely,

/s/ Rod Antal	/s/ Thomas R. Bates, Jr.
Rod Antal	Thomas R. Bates, Jr.
Executive Chairman	Lead Independent Director
i

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	May 7, 2026, 10:00 a.m. MDT (Denver) .
Place:
The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. Because the meeting is completely virtual and being conducted via the Internet, Shareholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote and submit your questions on the day of the meeting via the Internet by visiting https://meetnow.global/MSL6VUX and entering the control number included on your proxy card.
.

Items of Business:
•To elect the directors named in this Proxy Statement, each to serve until the next annual meeting of Shareholders and until their respective successors are elected and qualified, or until their earlier resignation or removal;
•To approve on an advisory (non-binding) basis, the compensation of the Company’s named executive officers disclosed in this Proxy Statement;
•To ratify the appointment of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for fiscal year ending December 31, 2026; and
•To transact other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.
.

Record Date:
The Board of Directors set March 9, 2026 as the record date for the Annual Meeting (the “Record Date”). Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.
.

Voting:
Your vote is very important. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card or voting instruction card if you requested paper proxy-related materials. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company is sending out proxy-related materials to Shareholders using the notice-and-access mechanism that came into effect on February 11, 2013 under National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer. Notice-and-access is a set of rules that allows issuers to post electronic versions of proxy-related materials (such as proxy statements and annual financial statements) online rather than mailing paper copies of such materials to Shareholders. Our annual report on Form 10-K for the year ended December 31, 2025 and the 2026 Proxy Statement are available free of charge at www.ssrmining.com, and the Company's page on EDGAR (www.sec.gov/edgar.shtml) and SEDAR+ (www.sedarplus.ca). You can also request copies of these documents by contacting the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by telephone at 1-866-962-0498.

By order of the Board of Directors,

/s/ Eric Gunning
Eric Gunning
Corporate Secretary
March 25, 2026
ii

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	i	Named Executive Officers	27
NOTICE OF ANNUAL MEETING OF		Board Oversight and Compensation Governance	28
SHAREHOLDERS	ii	Compensation-Related Risk	29
TABLE OF CONTENTS	iii	Compensation Decision-Making Process	29
BUSINESS OF THE MEETING	1	Shareholder Engagement	31
Meeting Format	1	Communications with the Board	34
Record Date and Entitlement to Vote	1	Elements of Compensation	34
Items of Business	1	2025 Compensation Results	37
Voting Policies	2	Executive Share Ownership Guidelines	40
General Information	2	Employment Agreements	40
Annual Report on Form 10-K and Additional Information	2	Policies and Procedures on the Timing of Equity Awards in
PROPOSAL No. 1 - Election of Directors	3	Relation to the Disclosure of Material Non-Public Information	41
ELECTION OF DIRECTORS	4	Tax and Accounting Considerations	41
Our Board of Directors	4	EXECUTIVE COMPENSATION TABLES	42
Board Leadership Structure	4	Summary Compensation Table	42
Role of Lead Independent Director	4	Grants of Plan-Based Awards	43
Skills Matrix and Composition of the Board	5	Outstanding Equity Awards at Fiscal Year-End	44
CORPORATE GOVERNANCE	12	Option Exercises and Stock Vested	45
Board Tenure and Term Limits	12	Pension Benefits and Nonqualified Deferred Compensation	45
Director Independence	12	Tables
Criteria for Board Membership and Succession Planning	13	Potential Payments upon Termination or Change in Control	45
Inclusion	13	CEO Pay Ratio	47
Performance of the Board	14	Pay Versus Performance	48
Director Orientation and Continuing Education	15	PROPOSAL No. 3 - Ratification of Appointment of
Board Meetings	15	Independent Registered Public Accounting Firm	51
Board and Committee Chair Position Descriptions	16	REPORT OF THE AUDIT COMMITTEE	52
Board Committees	16	Risk Management and Conflicts of Interest	52
Bankruptcies; Corporate Cease Trade Orders	18	Independent External Auditor	52
Procedures for Approval of Related Persons Transactions	18	Recommendations	54
Anti-Hedging Policy	19	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
Ethics & Compliance Training	19	OWNERS AND MANAGEMENT	55
SUSTAINABILITY, HEALTH AND SAFETY AND COMMUNITY		Certain Beneficial Owners	55
AND COMMUNITY	20	CERTAIN RELATIONSHIPS AND RELATED PARTY
Sustainability	20	TRANSACTIONS	57
Health and Safety	20	Related Party Transactions	57
Community	21	Interest of Certain Persons in Matters to be Acted Upon	57
HUMAN CAPITAL MANAGEMENT	21	Management Contracts	57
DIRECTOR COMPENSATION	22	Indebtedness of Officers and Directors	57
Non-Executive Director Share Ownership Guidelines	23	OTHER MATTERS	57
PROPOSAL No. 2 - Approval, on an Advisory (Non-Binding)		FORWARD-LOOKING INFORMATION	58
Basis, of the Compensation of the Company’s Named	24	GENERAL VOTING MATTERS	59
Executive Officers Disclosed in the 2026 Proxy Statement		Voting Rights	59
REPORT OF THE COMPENSATION & LEADERSHIP		How to Vote	59
DEVELOPMENT COMMITTEE	25	Revoking a Proxy	60
Shareholder Outreach	25	Solicitation	60
Recommendations	25	Votes Required	60
COMPENSATION DISCUSSION AND ANALYSIS	26	Quorum	61
Compensation Philosophy	26	Notice-and Access	61
iii

Householding	61	Appointment of a Third-Party as Proxy	65
Shareholder Proposals for the 2027 Annual Meeting of		To Register your Proxyholder	66
Shareholders	61	Deadlines for Voting	66
Future Annual Meeting Business	61	Revoking your Proxy	67
Voting Results	62	Revocation of Voting Instruction Forms and Proxies	67
VOTING INSTRUCTIONS	63	Additional Questions or Issues related to Voting your Shares	67
Registered Shareholder Voting	63	APPENDIX A - Non-GAAP Measure - AISC	A-1
Non-Registered Shareholder Voting	64	APPENDIX B - How to Participate in the Meeting Online	B-1
Canada – Voting Instructions	65	PROXY CARD AND NOTICE OF AVAILABILITY
IV

BUSINESS OF THE MEETING

The 2026 Annual Meeting (the “Annual Meeting”) of holders of common shares (“Shareholders”) of SSR Mining Inc. (“SSR Mining,” the “Company,” “we,” “us” and “our”) will take place on May 7, 2026 at 10:00 a.m. MDT (Denver).

This Proxy Statement references policies, guidelines and other documents of the Company that are located on the Company’s website (www.ssrmining.com). The information on our website, including specific documents we reference, are not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the United States Securities and Exchange Commission (the “SEC”) on EDGAR or with Canadian regulatory authorities through SEDAR+.

Meeting Format

The Annual Meeting will be held exclusively online as a live audio webcast. There will be no physical meeting location. Shareholders may access and participate in the Annual Meeting by visiting https://meetnow.global/MSL6VUX. All Shareholders as of the record date may attend and listen to the webcast, as well as vote during the Annual Meeting by following the instructions listed on their proxy card. The webcast will begin at 10:00 a.m. MDT, on May 7, 2026. We encourage you to access the Annual Meeting prior to the start time.

You may vote prior to the Annual Meeting by telephone, over the Internet or by completing, signing, dating and returning your proxy card as soon as possible. For more information, please refer to the “General Voting Matters” and “Voting Instructions” sections of this Proxy Statement.

Shareholders or duly appointed proxyholders may submit questions during the Annual Meeting via the virtual meeting interface. Questions regarding procedural matters or directly related to the motions before the Annual Meeting will be addressed after all business items have been presented. All other questions will be addressed during the question-and-answer session following the conclusion of the formal meeting. For specific instructions for accessing the webcast, submitting questions, or for technical support, please refer to “Appendix B: How to Participate in the Meeting Online” attached to this Proxy Statement.

Record Date and Entitlement to Vote

Only holders of the Company’s common shares (the “Shares”) as recorded in our stock register at the close of business on March 9, 2026 (the “Record Date”), may vote at the Annual Meeting. On March 9, 2026, there were 204,782,531 Shares issued and outstanding. As of the date of this Proxy Statement, the Company has not issued any shares of preferred stock, no Shares have multiple voting rights and there are no non-voting Shares. Each Share is entitled to one vote on any matter submitted to a vote of our Shareholders.

Items of Business

Voting Recommendation
Proposal 1:	To elect the directors named in this Proxy Statement, each to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified, or until their earlier resignation of removal.	FOR each nominee
Proposal 2:	To approve on an advisory (non-binding) basis, the compensation of the Company’s named executive officers disclosed in this Proxy Statement.	FOR
Proposal 3:	To ratify the appointment of PricewaterhouseCoopers LLP, United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR

Aside from the aforementioned voting matters, the Company’s board of directors (“Board of Directors” or the “Board”) has no knowledge of any matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, Shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

Voting Policies

Under the Company’s majority voting policy, all general business matters to be considered at an annual meeting of the Shareholders will each be determined by a majority of votes cast at an annual meeting by proxy or in person. General business matters include the election of each nominee proposed for election as a director of the Company in an uncontested election and the ratification of the Company’s auditors, which are the matters presented at the Annual Meeting, among other general business matters as set forth in the Company’s articles.

Special business matters to be considered at an annual meeting of the Shareholders will each be determined by two-thirds of votes cast at an annual meeting by proxy or in person. Special business matters include, but are not limited to, approval of mergers or business combinations and approval of amendments to the Company’s articles. There are no special business matters to be considered at the Annual Meeting.

General Information

Common Shares Outstanding

As of the close of business on March 9, 2026, there were 204,782,531 Shares outstanding. The Shares trade under the symbol “SSRM” on the Nasdaq Stock Exchange (“Nasdaq”) and the Toronto Stock Exchange (“TSX”).

Principal Holders of Voting Securities

Based on information available to the Company and to the knowledge of the Board and executive officers of the Company, other than those Shareholders identified in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement, no person, firm or company beneficially owns, directly or indirectly, or exercises control or direction over, more than 5% of the Company’s issued and outstanding voting securities.

Date of Information and Currency

Except as otherwise stated, the information contained herein is given as of March 9, 2026. Unless otherwise specified, all dollar amounts herein are expressed in United States dollars.

Annual Report on Form 10-K and Additional Information

A copy of our annual report on Form 10-K for the year ended December 31, 2025, as filed with the SEC, is available to Shareholders without charge upon written request directed to the Corporate Secretary of SSR Mining Inc. at 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237. The Company makes available on our website, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after filing. Such filings are also available, free of charge, through the SEC’s EDGAR system and on the Company’s profile on SEDAR+.

Additional information relating to SSR Mining is available on our website at www.ssrmining.com, and under the Company’s profile on EDGAR (www.sec.gov/edgar.shtml) and on SEDAR+ (www.sedarplus.ca). Financial and other information of SSR Mining is provided in its audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2025, and in our annual report on Form 10-K which can be found under our profile on EDGAR and on SEDAR+ and will be sent without charge to any security holder upon request by contacting the Corporate Secretary of SSR Mining at 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237, or by telephone at (303) 292-1299. The information is on our website and shall not be deemed to be a part of this Proxy Statement.

PROPOSAL No. 1

Election of Directors

Shareholders are asked to elect eight (8) directors. All nominees have established their eligibility and willingness to serve as directors. The Board has determined that, at the present time, there will be eight (8) directors. For more information on the nominees, please refer to the “Election of Directors” section of this Proxy Statement. Nominees will, subject to actions that may be taken in compliance with the Company’s Articles and applicable corporate law, hold office until the next annual meeting of Shareholders or until their successors are elected or appointed in accordance with the Company’s Articles or applicable corporate law.

Majority Voting Policy

The Company’s majority voting policy states that any nominee proposed for election as a director of the Company in an uncontested election must be elected by a majority of the votes cast. If a director is not elected by at least a majority, such director must immediately tender his or her resignation to the Executive Chairman. The Corporate Governance and Nominating Committee (the “Governance Committee”) will consider such resignation and will make a recommendation to the Board and, absent exceptional circumstances, the Board will accept the resignation of such nominee. Within 90 days of the Annual Meeting, the Board will issue a press release disclosing the Board’s decision to accept or reject the nominee’s resignation. If the Board determines not to accept the nominee’s resignation, the press release will fully state the reasons for that decision. The nominee will not participate in any committee or Board deliberations regarding their resignation offer.

The Board recommends that Shareholders vote FOR each of the proposed nominees (or for substitute nominees in the event of contingencies not known at present). Unless otherwise instructed, the persons designated on the form of proxy intend to vote FOR the proposed nominees (or for substitute nominees in the event of contingencies not known at present).

ELECTION OF DIRECTORS

Our Board of Directors

The Board has the responsibility for the stewardship of the Company and to oversee management’s conduct of the business of the Company. The Board’s fundamental objectives are to enhance and preserve long-term shareholder value, ensuring that the Company meets its obligations on an ongoing basis and that the Company operates in a reliable and safe manner.

Board Leadership Structure

Our Board of Directors Charter, which is available on our website at www.ssrmining.com, does not have a policy that requires the combination or separation of the roles of Chairman of the Board (“Chair”) and a Chief Executive Officer, or its equivalent, an Executive Chairman (“CEO”), and provides the flexibility for the Board to modify our leadership structure to support the best interests of the Company. Annually, the Governance Committee reviews the Board leadership structure in light of the Company’s current needs and selects the Chair taking into account what is in the best interest of Shareholders. Our Board of Directors Charter states that if the Chair is not independent, the Board will appoint a Lead Independent Director from among its independent directors. The Lead Independent Director role includes a comprehensive set of duties designed to ensure strong independent leadership, as outlined below under “Lead Independent Director.”

The Board believes that Mr. Rod Antal continues to be the most qualified individual to fill the role of Chair as our Executive Chairman with Mr. Thomas R. Bates, Jr. serving as the Lead Independent Director. Mr. Antal’s extensive experience and intricate understanding of the Company’s strategic priorities, along with his deep global mining experience, provide continuity and focused leadership. The appointment also serves to ensure the continuity of the Company’s strategy and long-term stakeholder relationships. Mr. Bates’s role as Lead Independent Director brings valuable independent insight and helps to ensure the Board's ability to make balanced, well-informed decisions. Together, their complementary experience and expertise has strengthened accountability, innovation, and strategic direction, placing the Company on a path toward sustained growth and success. We believe this structure provides the necessary oversight and reflects good corporate governance.

The Board does not believe the Executive Chairman serving in the capacity as CEO provides the Executive Chairman with undue authority over the Board and management, nor does it allow the Executive Chairman to pursue actions for his personal gain. The independent directors, with the Lead Independent Director, evaluate the performance of the Executive Chairman in his role as CEO and set his compensation.

Role of Lead Independent Director

The Lead Independent Director and the Executive Chairman collaborate closely on Board meeting schedules, agendas, and information provided to the Board. At the end of each Board meeting, the Board holds an in camera session with the Executive Chairman, as well as an in camera session led by the Lead Independent Director with only the independent directors in attendance and without the Executive Chairman. The key duties and responsibilities of the Lead Independent Director include:

•presiding at meetings of the Board when the Executive Chairman is absent;
•presiding at, and developing agendas for, executive session of independent directors;
•full authority to call Board meetings, approve sufficiency of meeting materials, engage with shareholders and lead executive session at each meeting with independent directors;
•providing feedback from executive session of independent directors to the Executive Chairman;
•ensuring maintenance of Board and committee independence requirements and promotes corporate governance best practices in consultation with the chair of the Governance Committee;
•reviewing and assessing potential conflicts of interest of all directors;
•providing the Executive Chairman with feedback and counsel concerning the interactions with the Board;
•attending annual shareholder meeting as representative of the Board;

•assisting with aligning governance structures with the Company’s strategy;
•recommending to the Board and Committees the retention of advisors; and
•leading or participating in special committees established for extraordinary matters such as investigations, significant transactions and derivative actions.

Skills Matrix and Composition of the Board

The Governance Committee is responsible for recommending to the Board the qualifications for Board membership and for identifying, assessing, and recommending qualified director candidates for the Board’s consideration. The following pages set out information about the nominees for election as directors, including the specific experience, and qualifications that led to the Board’s conclusion that the person should serve as a director of the Company.

Each of the director nominees possesses the qualifications, skills and experiences that the Governance Committee believes are essential to direct and oversee the company’s long-term strategy, the management team, and business and performance of the Company. All director nominees have the following attributes:

•relevant industry knowledge, which can include serving as a senior leader at a company in a related industry or providing advisory financial, compliance, risk management, financial reporting, auditing, regulatory or other services to companies within a related industry;
•strategic leadership experience driving strategic direction and growth of an organization, as well as leading significant change management/integration across a global business unit;
•executive leadership experience leading large, complex organizations;
•international experience, including exposure to a range of political, cultural, and regulatory requirements and an understanding of the critical role of partnerships with host governments, local communities, indigenous people, non-governmental organizations, and other stakeholders; and
•public company board experience for at least one year.

Additionally, mining operations, corporate finance and capital allocation, risk management, human capital management, sustainability, information technology, and corporate governance competencies are important skills necessary for overseeing the business operations and performance of the Company and setting the strategic direction. These skills are represented across our director nominees as a group.

The following matrix sets forth the principal skills of our director nominees. This matrix does not intend to be an exhaustive list of their skills or areas of principal contributions to the Board. Each director possesses skills in addition to those identified in the matrix.

Overview of our Board's Profile		Rod Antal	Thomas R. Bates, Jr.	Brian R. Booth	Alan P. Krusi	Daniel Malchuk	Laura Mullen	Kay Priestly	Karen Swager	Total
Skills and Core Capabilities	Corporate Finance & Capital Allocation	✓	✓			✓	✓	✓		5
	Risk Management	✓	✓		✓	✓	✓	✓	✓	7
	Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓		7
	Mining Operations	✓		✓		✓			✓	4
	Human Capital Management		✓		✓	✓			✓	4
	Financial Reporting	✓	✓				✓	✓		4
	Environmental, Health, Safety & Sustainability	✓	✓	✓	✓	✓			✓	6
	Governance	✓	✓		✓	✓	✓	✓		6
	Information Technology & Cybersecurity				✓		✓			2
	Government Relations	✓	✓	✓				✓	✓	5
	Supply Chain Management		✓						✓	2
Attributes	Public Company Board Experience	✓	✓	✓	✓	✓	✓	✓	✓	8
	Executive Management / Strategic Leadership	✓	✓	✓	✓	✓	✓	✓	✓	8
	Relevant Industry Knowledge	✓	✓	✓	✓	✓	✓	✓	✓	8
	International	✓	✓	✓	✓	✓	✓	✓	✓	8
Board Composition	Age	59	76	66	71	60	65	70	55	Average
										65
	Board Tenure	5.6	5.6	9.9	5.6	2.3	1.2	5.6	3.3	Average
										4.9
	Independence	CEO	✓	✓	✓	✓	✓	✓	✓	7
										88%
	Self-identified Diversity					✓	✓	✓	✓	4
										50%
	Current Membership on Other Public Boards	0	2	2	1	1	1	1	0	Average
										1

Corporate Finance & Capital Allocation – Executive experience with primary responsibility for developing and implementing capital allocation frameworks and strategies for public companies. Experience to include evaluating investment opportunities and analysis, assessing and mitigating financial risks associated with capital allocation decisions, setting thresholds for financial returns, optimizing asset portfolios, raising equity, and managing debt financing.

Environmental, Health, Safety & Sustainability – Executive experience with primary responsibility for EHS&S in a public industrial or extractive company. Experience to include integrating EHS&S practices and initiatives including evaluating key environmental impacts, risks and opportunities. Experience leading social responsibility and community programs, ensuring workplace health and safety, and maintaining licenses to operate.

Risk Management – Executive experience with responsibility for enterprise risk management, including identifying, assessing, and monitoring risk controls and exposures, implementing risk mitigation strategies, and ensuring compliance with industry regulations and standards.

Governance – Executive experience developing, implementing, and maintaining governance policies and procedures across a public company. Experience to include designing and implementing global compliance and governance programs across various cultures and geographies.

Mergers & Acquisitions – Executive experience with responsibility over identifying and executing strategic transactions. Experience to include conducting financial valuations and modeling, negotiating, structuring and executing mergers, acquisitions, assets sales and/or disposals, and leading integration efforts.

Information Technology & Cybersecurity – Executive experience managing information technology infrastructure and cybersecurity efforts, including conducting risk assessments and implementing risk mitigation strategies, maintaining disaster recovery and business continuity plans, employing data protection measures and privacy controls.

Mining Operations – Executive experience in mining operations. Experience to include extraction, processing, operations, safety and compliance, resource and equipment optimization, budgeting and cost management, environmental stewardship, and stakeholder management.

Government Relations – Executive experience navigating the workings of foreign governments or experience in diplomatic relations. Experience to include engaging in face-to-face meetings with foreign government officials and regulators to cultivate relationships, collaborate, and advocate for business interests, particularly in emerging markets.

Human Capital Management – Executive experience in human capital management in a public company. Experience to include organizational design, talent acquisition, employee development, succession planning, change management, collective labor, and compliance with HR policies, labor laws, and regulations.

Supply Chain Management – Executive experience leading supply chain operations. Experience to include global supply chain management, profit and loss management, securing supply lines and supplier performance, inventory and warehouse management, and process optimization.

Financial Reporting – Executive experience as a chief financial officer and/or chief executive officer of a public company, or as an external audit partner. Experience to include financial reporting, compliance with accounting standards, preparation of financial statements, strategic capital management, and internal controls.

In addition to the skills of the Board members set forth above, the Board regularly engages subject matter experts to supplement the Board’s skills, including compensation consultants, cybersecurity and information security experts, governance advisors and environmental specialists.

The following profiles summarize the skills, experience and qualifications of each director nominee.

Rod Antal

Mr. Antal was appointed Executive Chairman of SSR Mining in June 2023. Previously, Mr. Antal served as President and Chief Executive Officer and a member of the Board of SSR Mining following the merger with Alacer Gold in September 2020. Prior to the merger, Mr. Antal held the position of President and Chief Executive Officer with Alacer Gold since August 2013 and prior to that, he served as Alacer Gold’s Chief Financial Officer from May 2012 to August 2013. Mr. Antal has over 30 years of global mining experience in various mineral and metal businesses, including precious metals. This experience spans both corporate roles and at various mine operating sites. Mr. Antal began his mining career working for Placer Dome in Papua New Guinea and then nearly 15 years within the Rio Tinto Group where he held various senior management positions. In 2025, Mr. Antal was re-elected as a director receiving 90.60% of the votes cast in favor with 9.40% of the votes withheld.

Executive Chairman	Director Skills
	▶ Risk Management	▶ Mergers & Acquisitions
Director Since: 2020	▶ Mining Operations	▶ Governance
	▶ Environmental, Health, Safety & Sustainability	▶ Government Relations
Age: 59	▶ Corporate Finance & Capital Allocation	▶ Financial Reporting

Denver, Colorado, USA	Committee Membership
None

Thomas R. Bates, Jr.

Mr. Bates was appointed to the Board of Directors of SSR Mining in September 2020 and is Lead Independent Director. Mr. Bates was a Director at Alacer Gold from April 2014 to September 2020 and has over 50 years of experience in energy investing, oil service management and operations. Mr. Bates is currently an adjunct professor and a member of the Board of the Ralph Lowe Energy Institute at the Neeley School of Business at Texas Christian University, a position he has held since 2011. He is also an instructor in the SKEMA Business School in France, where he teaches Geopolitics and Energy, and Corporate Finance. He spent 15 years at Schlumberger in both domestic and international locations, was CEO of Weatherford-Enterra from 1997 to 1998, served as President of the Discovery Group of Baker Hughes from 1998 to 2000, and was later the Managing Director and Senior Advisor for 12 years at Lime Rock Partners, an energy focused private equity investment firm, from 2001 to 2012. Mr. Bates has served on the Board of Directors at Tetra Technologies, Inc. since 2011 and Vantage Drilling International since 2016. In 2025, Mr. Bates was re-elected as a director receiving 63.43% of the votes cast in favor with 36.57% of the votes withheld.

Lead Independent Director	Director Skills
	▶ Corporate Finance & Capital Allocation	▶ Risk Management
Director Since: 2020	▶ Mergers & Acquisitions	▶ Human Capital Management
	▶ Environmental, Health, Safety & Sustainability	▶ Financial Reporting
Independent	▶ Government Relations	▶ Governance
▶ Supply Chain Management
Age: 76
Committee Membership
Fort Worth, Texas, USA	Audit Committee
Compensation and Leadership Development Committee

Other Public Company Boards
Tetra Technologies, Inc.
Vantage Drilling International

Brian R. Booth

Mr. Booth was appointed to the Board of Directors of SSR Mining in May 2016. Mr. Booth is retired from Element29 Resources Inc. where he was the President, CEO and a director, roles in which he served since 2019, and he has served as a director on numerous public and private mining companies for over 15 years. Prior to joining Element29, he was President, CEO and a director of Pembrook Copper Corp. from 2008 to 2018 and LakeShore Gold Corp from 2005 to 2008. Previous to that, Mr. Booth held various exploration management positions at Inco Limited over a 23-year career, including Manager of Exploration - North America and Europe, Manager of Global Nickel Exploration and Managing Director PT Ingold for Australasia. Mr. Booth holds a B.Sc. in Geological Sciences from McGill University (1983) and was awarded an honorary lifetime membership in the Indonesian Mining Association for service as Assistant Chairman of the Professional Division. In 2025, Mr. Booth was re-elected as a director receiving 91.64% of the votes cast in favor with 8.36% of the votes withheld.

Director Since: 2016	Director Skills
	▶ Mergers & Acquisitions	▶ Mining Operations
Independent	▶ Environmental, Health, Safety & Sustainability	▶ Government Relations

Age: 66	Committee Membership
Audit Committee
West Vancouver, British Columbia, Canada	Technical, Safety and Sustainability Committee

Other Public Company Boards
GFG Resources Inc.
Peninsula Energy Limited

Alan P. Krusi

Mr. Krusi was appointed to the Board of Directors of SSR Mining in September 2020. Mr. Krusi was a director at Alacer Gold from September 2014 to September 2020. He has nearly four decades of management experience in the engineering and construction industries. Mr. Krusi began his career as a project geologist with Dames & Moore where he gained significant experience and international exposure as lead project engineer and geologist in Latin America and Asia from 1977 to 1983. Throughout his career, Mr. Krusi managed a number of successively larger engineering and consulting businesses, culminating as CEO of Earth Tech, Inc, a global water and environmental services firm with operations in 13 countries, from 2002 to 2008. Most recently, Mr. Krusi was President, Strategic Development at AECOM from 2008 to 2015, where he oversaw the firm's M&A activities and served on the executive committee. Mr. Krusi has served on the Board of Directors of Granite Construction since 2018. In 2025, Mr. Krusi was re-elected as a director receiving 91.15% of the votes cast in favor with 8.85% of the votes withheld.

Chair of the Corporate Governance and Nominating Committee(1)	Director Skills
	▶ Risk Management	▶ Mergers & Acquisitions
	▶ Environmental, Health, Safety & Sustainability	▶ Human Capital Management
Director Since: 2020	▶ Information Technology & Cybersecurity	▶ Governance

Independent	Committee Membership
Corporate Governance and Nominating Committee
Age: 71	Technical, Safety and Sustainability Committee

Maple Valley, Washington, USA	Other Public Company Boards
Granite Construction

____________________
(1) On November 6, 2025, Mr. Krusi was appointed chair of the Corporate Governance and Nominating Committee. He stepped down as Chair of the Technical, Safety and Sustainability Committee effective as of January 1, 2026.

Daniel Malchuk

Mr. Malchuk was appointed to the Board of Director of SSR Mining in January 2024. Mr. Malchuk brings over 30 years of strategic, operational and financial experience in the natural resource industry to the Board. He currently serves as a Director of Franco-Nevada, and as a Senior Advisor with Appian Capital Advisory. Mr. Malchuk had a long career with BHP, most recently serving as President Operations, Minerals Americas until his retirement in 2020. In this role, Mr. Malchuk had overall responsibility for the Minerals portfolio in the Americas, including copper mines in Chile, joint ventures in numerous South American countries, a multibillion-dollar potash project in Canada and global copper exploration activities. Previously, Mr. Malchuk held various leadership positions at BHP, including President of Copper; President of Aluminum, Manganese, and Nickel; President, Minerals Exploration; and Vice President, Strategy and Development. Mr. Malchuk holds a Civil Industrial Engineer degree from Universidad de Chile and an MBA from University of California at Los Angeles (UCLA) Anderson School of Management. In 2025, Mr. Malchuk was re-elected as a director receiving 91.58% of the votes cast in favor with 8.42% of the votes withheld.

Chair of the Technical, Safety and Sustainability Committee(1)	Director Skills
	▶ Corporate Finance & Capital Allocation	▶ Risk Management
	▶ Mergers & Acquisitions	▶ Mining Operations
Director Since: 2024	▶ Environmental, Health, Safety & Sustainability	▶ Human Capital Management
▶ Governance
Independent
Committee Membership
Age: 60	Technical, Safety and Sustainability Committee
Corporate Governance and Nominating Committee
Las Condes, Santiago, Chile
Other Public Company Boards
Franco-Nevada Corporation

____________________
(1) Mr. Malchuk was appointed as Chair of the Technical, Safety and Sustainability Committee effective as of January 1, 2026.

Laura Mullen

Ms. Mullen was appointed to the Board of Directors of SSR Mining in February 2025. Ms. Mullen has nearly 40 years of experience in KPMG’s audit practice, serving in various leadership positions and as lead partner on numerous public companies in the technology and other industries. She is currently a Director of Granite Construction, one of the largest diversified construction and construction materials companies in the United States and serves as the Chair of Granite Construction’s Audit Committee. Ms. Mullen earned a Bachelor of Science in business administration from California State University, Long Beach. She is a certified public accountant in California and member of the American Institute of Certified Public Accountants. In 2025, Ms. Mullen was re-elected as a director receiving 91.86% of the votes cast in favor with 8.14% of the votes withheld.

Chair of the Audit Committee(1)	Director Skills
	▶ Corporate Finance & Capital Allocation	▶ Risk Management
	▶ Mergers & Acquisitions	▶ Financial Reporting
Director Since: 2025	▶ Information Technology & Cybersecurity	▶ Governance

Independent	Committee Membership
Audit Committee
Age: 65	Corporate Governance and Nominating Committee

Palo Alto, California, USA	Other Public Company Boards
Granite Construction, Inc.

____________________
(1) Ms. Mullen was appointed as Chair of the Audit Committee effective as of February 18, 2026.

Kay Priestly

Ms. Priestly was appointed to the Board of Directors of SSR Mining in September 2020. Ms. Priestly was a director at Alacer Gold from August 2019 to September 2020. Ms. Priestly served as CEO of Turquoise Hill Resources Ltd.. from 2012 until her retirement in 2015 and as CFO of Rio Tinto Copper from 2008 until 2012. She was VP, Finance and CFO of Rio Tinto’s Kennecott Utah Copper operations from 2006 to 2008. Ms. Priestly also served in executive management roles at American Nursing Services, Inc. and Entergy Corporation. Ms. Priestly began her career with Arthur Andersen where she progressed from Staff Accountant to Partner, holding various management and leadership positions, including serving on the global executive team as Global Managing Partner - People. During her 24 years with Arthur Andersen, she provided tax, consulting and M&A services to global companies across many industries, including energy, mining, manufacturing and services. Ms. Priestly has served as a board member of TechnipFMC plc since January 2017. In 2025, Ms. Priestly was re-elected as a director receiving 91.31% of the votes cast in favor with 8.69% of the votes withheld.

Director Since: 2020	Director Skills
	▶ Corporate Finance & Capital Allocation	▶ Risk Management
Independent	▶ Mergers & Acquisitions	▶ Financial Reporting
	▶ Governance	▶ Government Relations
Age: 70
Committee Membership
Scottsdale, Arizona, USA	Audit Committee
Compensation and Leadership Development Committee

Other Public Company Boards
TechnipFMC plc

Karen Swager

Ms. Swager was appointed to the Board of Directors of SSR Mining in January 2023. Ms. Swager currently serves as Executive Vice President – Operations for The Mosaic Company. In this role, Ms. Swager is responsible for global mining and manufacturing operations, including Environment, Health and Safety organization and the North American supply chain. Previously, Ms. Swager held various leadership positions at Mosaic, including Senior Vice President, Supply Chain; Senior Vice President, Potash; Vice President, Phosphates, as well as management roles at multiple operations within the Mosaic portfolio. Ms. Swager has over 28 years of mining experience in various minerals. Ms. Swager is a licensed professional engineer in Florida and holds a Bachelor of Science degree in metallurgical engineering and a Master of Science in metallurgical engineering from Michigan Technological University, where she is a member of the Department of Chemical Engineering’s Distinguished Academy. In addition, Ms. Swager holds an MBA from Northwestern University Kellogg School of Management. In 2025, Ms. Swager was re-elected as a director receiving 89.07% of the votes cast in favor with 10.93% of the votes withheld.

Chair of the Compensation and Leadership Development Committee(1)	Director Skills
	▶ Risk Management	▶ Mining Operations
	▶ Environmental, Health, Safety & Sustainability	▶ Human Capital Management
Director Since: 2023	▶ Supply Chain Management	▶ Government Relations

Independent	Committee Membership
Compensation and Leadership Development Committee
Age: 55	Technical, Safety and Sustainability Committee

Steinhatchee, Florida, USA	Other Public Company Boards
None

____________________
(1) Ms. Swager was appointed as Chair of the Compensation and Leadership Development Committee as of January 1, 2026.

CORPORATE GOVERNANCE

At SSR Mining, we are committed to operating in an ethical, legal, environmentally sensitive, and socially responsible manner, and we, our Board and management are committed to the highest standards of corporate governance and transparency. As part of the Company’s commitment to establishing best corporate governance practices, the Governance Committee actively assists the Board throughout the year by assessing the Company’s overall approach to corporate governance practices, monitoring regulatory developments and public disclosures, and implementing and administering enhancements.

Our governance structure enables our experienced and accomplished directors to provide advice, insight, and oversight to advance the interests of SSR Mining and our Shareholders. We strive to maintain sound governance standards, which is reflected in our Board of Directors Charter, our Code of Business Conduct and Ethics (the “Code of Conduct”), our systematic approach to risk management, and our commitment to transparent financial reporting and strong internal controls. Copies of the Company’s corporate governance policies are available on the Company’s website at www.ssrmining.com.

Board Tenure and Term Limits

The following chart provides a summary of the tenure of the Board as of the Annual Meeting date. Following the Annual Meeting, should all director nominees be elected, the average Board tenure will be approximately 4.9 years.

The Company believes that imposing term limits or a mandatory retirement age on its directors would be unduly restrictive and not in the best interest of the Company and could become an arbitrary mechanism for removing directors, which could result in valuable and experienced directors being forced to leave the Board solely because of length of service or age. Therefore, the Company has not adopted specific term limits for the directors on its Board and instead relies upon the effective annual board assessment process to ensure the ongoing efficacy of individual directors, Board committees, and the Board as a whole.

Director Independence

The Board of Directors Charter requires directors to exercise independent judgment, regardless of the existence of relationships or interests which could interfere with the exercise of independent judgment. Directors are also required to disclose any conflict of interest in any issue brought before the Board and must refrain from participating in the Board’s discussion and voting on the matter. The Board assesses the independence of new directors prior to appointment and reviews the independence of all directors at least annually to ensure compliance with all applicable requirements of Nasdaq, the TSX, and Canadian and U.S. securities laws.

In considering whether a director is independent, the Board gives regard to the independence criteria and requirements of applicable corporate laws and the securities laws, rules, regulations and guidelines of all applicable securities regulatory authorities, including, without limitation, the SEC and the securities commissions in each of the provinces and territories of Canada, and stock exchanges on which the Company’s securities are listed, including without limitation the TSX and Nasdaq, and other facts, information and circumstances the Board considers relevant. Directors and executive officers of the Company inform the Board as to their relationships with the Company and provide other pertinent information pursuant to questionnaires that they complete on an annual basis. The Board reviews any such reported relationships to identify impairments to director independence and in connection with disclosure obligations under securities laws and stock exchange requirements.

The Board has determined that all director nominees, other than Mr. Antal, the Executive Chairman of the Company, are independent. All Board committees consist of entirely independent directors.

Criteria for Board Membership and Succession Planning

The Board recognizes that a diverse board of directors makes prudent business sense and enhances oversight and board effectiveness. The Board is committed to a merit-based process, which is based on objective criteria, solicits multiple perspectives and seeks to eliminate conscious or unconscious bias and discrimination, for the identification and selection of nominees. The Board believes that electing directors who have the skills, experience, and expertise that are directly relevant to the Company’s business, strategy and operations are key to the success of the Company.

The Governance Committee assesses the skills, expertise, experience and backgrounds of our directors annually, in light of the needs of the Board and the Company’s strategy, including the extent to which the current composition of the Board reflects the right mix of identified competencies. The Board also considers how the skills, experience and qualifications of the Board over time will be impacted by retirements and the skills and experience that may become needed in light of the Company’s growth and long-term strategic objectives.

A core responsibility of the Governance Committee is to identify prospective Board members, consistent with Board-approved criteria, and to recommend such individuals to the Board for nomination. The Governance Committee believes that the Board should be comprised of directors who possess a mix of skills, experience and expertise that is relevant to the Company and its operations, with a particular focus on what skills, experiences and expertise each candidate would bring to the Board and how critical those skills are to the overall makeup of the Board’s knowledge and ability. From time to time, the Governance Committee will engage a third-party search firm to assist with finding Board candidates. As part of its overall Board succession planning the Governance Committee evaluates the balance of skills, knowledge and experience held by the current directors and officers of the Company and prepares a description of the role and capabilities required for a particular nominee. In recent years, the Governance Committee has refreshed the Board by adding Karen Swager in January 2023, Daniel Malchuk in January 2024, and Laura Mullen in February 2025.

The Governance Committee does not have a separate policy with regard to the consideration of any director candidates recommended by Shareholders. If a candidate is recommended by Shareholders during the Board’s annual renewal and evaluation process, such candidate will be reviewed in accordance with the established Governance Committee policies for reviewing and nominating directors in the same way all other potential director candidates are reviewed. Shareholders should follow the procedure set forth in the “Compensation Discussion and Analysis - Communications with the Board” section of this Proxy Statement, if they are interested in discussing a potential director candidate during the Board review process.

Inclusion

Our Board recognizes that a board composed of individuals with a mix of differing skills, experience, perspectives, age and characteristics leads to a more robust understanding of opportunities, issues and risks, and to stronger decision-making. A copy of the Company’s Diversity Policy is available on its website at www.ssrmining.com. In

March 2019, the Company became a member of each of the Catalyst Accord 2022 and the 30% Club Canada, which are initiatives aimed at accelerating the advancement of women in the workplace with a target goal of at least 30% representation of women on public-company boards. In 2021, the Company also joined the CEO Action for Diversity and Inclusion, an initiative aimed at accelerating the advancement of women in boardrooms and strategic executive roles in Canada. Three of the eight nominees for the Board, or 37.5%, are women.

The following table details the demographic characteristics self-identified by the nominees to the Board:

	Board Diversity Matrix (as of March 9, 2026)
	Rod Antal	Thomas R. Bates, Jr.	Brian R. Booth	Alan P. Krusi	Daniel Malchuk	Laura Mullen	Kay Priestly	Karen Swager	TOTAL
Total Number of Directors									8
Gender Identity
Female						✓	✓	✓	3
Male	✓	✓	✓	✓	✓				5

Demographic Background
Hispanic or Latinx					✓				1
White	✓	✓	✓	✓		✓	✓	✓	7
Military Veteran				✓					1
Did Not Disclose Demographic Background									0

The Company is committed to developing a diverse workforce and is continually assessing opportunities to progress all levels of diversity across the organization. While the Company does not believe that adopting numerical quotas, either at the Board or Company level, is in the best interest of its business nor its Shareholders, the Company has adopted specific and measurable objectives to ensure that the pool of candidates it considers for positions throughout the organization, including its Board of Directors, consists of the most diverse and qualified candidates available. To achieve this goal, the Board has adopted the following measurable objectives, which are reviewed annually:

▶ Diversity on the Board: The Governance Committee will require that a thorough outreach and search process be conducted for new positions or vacancies on the Board that ensures the candidate pool reviewed by the Governance Committee consists of a qualified and diverse group of individuals. The Board has identified the following key areas of focus for Board candidates: experience or skill sets that complement the Board; experience or nationalities related to the geographical regions where the Company has or anticipates business interests; and increasing the representation of female Board members. The Board believes that pursuing its objectives related to diversity among its members is consistent with its responsibility to ensure that director nominees possess the skill, experience and qualifications that are necessary to the Board’s ability to provide effective oversight of the Company and are directly relevant to the Company’s business strategy and operations. The Board will continue to consider all qualified candidates for open Board member positions, with a particular focus on what skills each candidate would bring to the Board and how critical those skills are to the overall makeup of the Board’s knowledge and ability.

▶ Diversity in Executive Management and Across the Business: The recruitment and development programs instituted by the Company will focus on ensuring that the Company has a diverse and qualified workforce at all levels of the organization. Recruitment measures will ensure that the pool of candidates considered consists of a group of qualified and diverse individuals and a key focus of the Company’s development programs will be the identification and development of diverse individuals, including local nationals at the Company’s mines.

Performance of the Board

The Governance Committee has developed a process for the annual evaluation of the performance of the Board, its Committees and individual directors. The assessment process is administered by an independent third party to promote transparency and openness in the review process. A range of dimensions are considered during the assessment, such as: overall performance of the Board; Board and committee structure and composition; succession planning; strategic planning; risk management; operational performance; management performance; director competencies; Board processes; and director engagement. Upon completion of the formal evaluation process, the Board and each of its committees review the findings and determine any desired action items. The Board Chair or Executive Chairman meets with each member of the Board to review their individual feedback.

Director Orientation and Continuing Education

Prior to joining the Board, new directors receive a letter setting out what is expected of them in terms of time commitment, committee service and involvement outside of Board meetings. They are also provided with comprehensive materials on relevant corporate issues, including short-, medium- and long-term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. New directors also meet with members of the executive management team for educational sessions on the nature and operation of the Company’s business. As each director has a different skill set and professional background, orientation and training activities can be tailored to the particular skills and experience of each director.

All directors have access to a board portal where Company information is posted and updated. Directors receive monthly reports on the business from management. Board and committee members also meet periodically with management, between regularly scheduled meetings, to receive a review of the operations of the Company.

Directors are provided with continuing education sessions on issues that are necessary to assist them to meet their obligations as Board members. These include sessions covering cybersecurity, and a corporate governance update and proxy season review. In conjunction with Board meetings, management and the Company’s advisors provide presentations on topics pertinent to our business, including emerging governance trends and economic, industry, political, legal and other developments. All of the directors have full access to our management.

Directors are encouraged to participate in external continuing education courses, as needed. To facilitate access to director education, all of our directors are members of the National Association of Corporate Directors, an organization that promotes the continuing education of directors.

Each year, our directors attend at least one site visit to one of our operating mines. During these site visits, the directors meet with local management and actively engage directly with our mine workers. In 2025, directors visited our recently acquired Cripple Creek & Victor mine site in Colorado, USA.

Board Meetings

The Board is required to meet at least four times annually. All directors attended at least 75% of the Board Meetings, as shown in the table below.

	Required	Held	Attended	Attendance %
Board of Directors	4	6	6	100%

Quorum

The quorum for meetings of the Board is a majority of the members of the Board and the quorum for meetings of the Board committees is a majority of the members of the respective committee, in each case present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and to hear each other. The Board and each Board committee may also act by unanimous written consent of its members.

Executive Sessions

Regularly, at the beginning and/or end of each Board meeting, the Board holds an executive session with the Executive Chairman, as well as an executive session led by the Lead Independent Director with only the independent directors and without the presence or participation of the Executive Chairman. Executive sessions may also take place at other times when the Executive Chairman or the Lead Independent Director believes it is appropriate.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is presently or has been an officer or employee of the Company. In addition, during the last fiscal year, no executive officer served as a member of the board or the organization and compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a member of the Board is an executive officer.

Board and Committee Chair Position Descriptions

The Board has developed a written position description for the Board Chair (or equivalent). The Board has also developed a written charter for each committee of the Board. These charters include the responsibilities of the committee chair as well as the committee members. The Board has delegated to the chair of each Board committee responsibility for presiding over all meetings of that committee, coordinating compliance with the committee’s mandate, working with management to develop the committee’s annual work plan and providing the Board with reports of the committee’s key activities.

Board Committees

The Board exercises its duties directly and also through its committees. The Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the TSS Committee. A brief summary of some of the key duties and responsibilities of each committee is outlined below.

▶ Audit Committee. The Audit Committee assists the Board in, among other things,reviewing and evaluating (a) the Company’s accounting and financial reporting principles, policies, processes and systems of internal accounting and financial controls; (b) the preparation, quality and integrity of the Company’s financial statements; (c) the Company’s compliance with legal and regulatory requirements; and (d) the independence and performance of the Company’s external auditor. The Company has an internal audit function that reports directly to the Chair of the Audit Committee. The Board has determined that, of the four current committee members, Brian Booth, Laura Mullen, Kay Priestly, and Thomas R. Bates, Jr. qualify as an “audit committee financial expert” as defined by the SEC and that each member of the Audit Committee is independent and financially literate, as per the requirements of National Instrument 52-110 – Audit Committees (“NI 52-110”).

▶ Compensation and Leadership Development Committee (Compensation Committee). The Compensation Committee assists the Board in, among other things, reviewing and evaluating (a) the remuneration and benefits of non-executive directors and the remuneration, benefits and performance of executive management; (b) continuity, succession planning and development for executives and other key employees and recommendations to the Board with respect thereto as it deems appropriate; and (c) compensation plans of the Company, including equity award plans, non-executive director compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time.

▶ Corporate Governance and Nominating Committee (Governance Committee). The Governance Committee assists the Board in, among other things, reviewing and evaluating the Company’s corporate governance practices by (a) proposing new members to the Board, establishing criteria for Board membership, recommending composition of the Board and its committees and assessing directors’ performance on an ongoing basis; (b) providing a focus on corporate governance that will enhance corporate performance and ensure on behalf of the Board and Shareholders of the Company that the Company’s corporate governance system is effective in the discharge of its obligations to the Company’s stakeholders; (c) making recommendations to the Board as to determinations of director independence; and (d) overseeing the evaluation of the performance of the Board and its committees.

▶ Technical, Safety and Sustainability Committee (TSS Committee). The TSS Committee assists the Board in, among other things, upholding the Company’s environmental, community and safety responsibilities, including the Company’s health and safety performance and objectives, and overseeing the technical aspects of the Company’s operations, exploration programs and development projects, including reviewing the resource and reserve estimates of the Company’s mineral properties.

Risk Oversight

SSR Mining faces a number of key risks, including, but not limited to, financial, regulatory, operational, legal, accounting, cybersecurity and reputational risks. Management is responsible for the day-to-day management of risks. The Board has overall responsibility for the oversight of the Company’s risk management plans, policies and practices. The Board executes its risk oversight directly and through its committees. The Board as a whole and all Board committees meet periodically with members of senior management to discuss the relevant risks and challenges facing SSR Mining. The Board participates directly in the annual enterprise risk management process and reviews the results.

The Audit Committee monitors the Company’s financial, regulatory and reputational compliance risk. The Audit Committee receives regular reports of the Company’s ethics and compliance activities, including a review of management’s compliance risk assessment and the efforts undertaken to mitigate ethics and compliance risks during the year. In addition to ensuring that there are mechanisms for the anonymous submission of ethics and compliance reports generally, the Audit Committee has established specific procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company with respect to concerns regarding questionable accounting or auditing matters. The Audit Committee also analyzes and reviews the Company’s cybersecurity framework to ensure appropriate measures are in place to monitor, identify and mitigate cyber risk. In addition to cybersecurity risks monitored in the Company’s overall risk management process, the Board receives regular updates on the Company’s ongoing cybersecurity risk management efforts. For more information related to our cybersecurity risk management, see the Company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2025 as filed with the SEC.

The TSS Committee focuses on environmental, community relations, and safety risks. Additionally, the Compensation Committee has adopted a number of practices that are aligned with best governance practices and serve to ensure that the compensation program does not encourage excessive risk-taking. For more details, see the “Compensation Discussion and Analysis” section of this Proxy Statement. The Charter for the Board and each Board committee is reviewed annually and can be viewed, along with the Company’s Code of Conduct, on the Company’s website at www.ssrmining.com.

Director Service on Board Committees

The table below sets forth the composition of the Board committees as of the proxy filing date.

	Audit Committee	Compensation and Leadership Development Committee	Corporate Governance and Nominating Committee	Technical, Safety and Sustainability Committee
Rod Antal
Thomas R. Bates, Jr.	✓	✓
Brian R. Booth	✓			✓
Alan P. Krusi			Chair	✓
Daniel Malchuk			✓	Chair
Laura Mullen	Chair		✓
Kay Priestly	✓	✓
Karen Swager		Chair		✓

The Governance Committee, together with the Board, regularly evaluate the committee membership and committee Chairs.

Director Attendance at Committee Meetings

The Company’s standing committees meet regularly to carry out their respective responsibilities. A summary of the number of meetings held and each director’s attendance is provided in the table below.

Director	Audit Committee	Compensation and Leadership Development Committee	Corporate Governance and Nominating Committee	Technical, Safety and Sustainability Committee	Total
Thomas R. Bates, Jr.	5/5	4/4	-	-	100%
Brian R. Booth	5/5	-	-	5/5	100%
Alan P. Krusi	-	-	4/4	4/5	98%
Daniel Malchuk(1)	-	-	1/1	5/5	100%
Laura Mullen(2)	5/5	-	1/1	-	100%
Kay Priestly(3)	5/5	1/1	-	-	100%
Karen Swager	-	4/4	-	5/5	100%
____________________
(1) Mr. Malchuk was appointed to the Corporate Governance and Nominating Committee on November 6, 2025 and attended all committee meetings that took place after his appointment.
(2) Ms. Mullen was appointed to the Corporate Governance and Nominating Committee on November 6, 2025 and attended all committee meetings that took place after her appointment.
(3) Ms. Priestly was appointed to the Compensation and Leadership Development Committee on November 6, 2025 and attended all committee meetings that took place after her appointment.

Bankruptcies; Corporate Cease Trade Orders

To the knowledge of the Company and based upon information provided by the proposed director nominees, except as disclosed below, none of the Company’s proposed director nominees is, as at the date of this Proxy Statement, or has been, within the 10 years prior to the date of this Proxy Statement: (a) a director, chief executive officer or chief financial officer of any company (including the Company) that, while such person was acting in that capacity (or within a year of that person ceasing to act in that capacity but resulting from an event that occurred while that person was acting in such capacity), (i) was subject of a cease trade order, an order similar to a cease trade order, or an order that denied the company access to any exemption under securities legislation, in each case, for a period of more than 30 consecutive days, or (ii) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (b) a director or executive of a company that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, transaction or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Mr. Krusi was a director of Blue Earth (a U.S. entity listed on the Nasdaq stock market) when it filed for bankruptcy in March 2016. Ms. Priestly was a director of Stone Energy (a U.S. entity listed on the Nasdaq stock market) when it filed for bankruptcy in December 2016.

To the knowledge of the Company and based upon information provided by the proposed director nominees, none of the Company’s proposed director nominees has (a) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (b) been subject to any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director nominee.

Procedures for Approval of Related Persons Transactions

Any potential transactions with related persons are reviewed and approved by the Audit Committee, the Compensation Committee for compensation matters, or disinterested members of the Board for transactional matters.

Anti-Hedging Policy

Directors, officers, employees, consultants and their respective, immediate family members are prohibited from selling, purchasing or trading of derivative securities of the Company, including put or call options or other derivative securities, which are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held directly or indirectly. See also “Compensation Discussion and Analysis—Board Oversight and Compensation Governance—Anti-Hedging.”

Ethics & Compliance Training

The Company provides mandatory training on the Company’s Code of Conduct for directors and employees globally, as well as anti-corruption-specific training for all employees who are managers. These trainings, which are delivered in the employee’s native language, require an attestation by the employee that he or she has read, understood and will comply with the Code of Conduct and the anti-corruption standards. The training includes information on how to access the Company’s global whistleblower hotline, which is available to all employees to enable them to raise issues and potential violations of the Code of Conduct or policies, anonymously, if they wish.

Each year, the Governance Committee reviews the process for administering the Code of Conduct, compliance with the Code of Conduct and the Code of Conduct itself. Any changes to the Code of Conduct or related processes are considered by the Board for approval, as appropriate.

The Company has not filed any material change reports during the 2025 financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Conduct. The Company’s Code of Conduct can be found together with other governance-related documents on the Company’s website at www.ssrmining.com.

SUSTAINABILITY, HEALTH AND SAFETY, AND COMMUNITY

At SSR Mining, our purpose is to create value and leave a legacy through responsible and sustainable operations. The environment, our employees, and the communities in which we operate are our essential resources, and we are committed to safeguarding them both now and for the future. To reflect our commitment to sustainability, health and safety, and community, a material component of our short-term incentive compensation is linked to the achievement of targets tied to sustainability, health and safety, and community. In 2025, 30% of short-term incentive compensation was linked to performance against specific targets in these categories.

While ultimate responsibility for our sustainability, health and safety, and community programs sits with the Board of Directors, the Board is supported by the TSS Committee which, among its duties, has oversight responsibility for these important matters.

Sustainability

Being responsible stewards is a critical part of our business. We endeavor to use natural resources, water, and energy in an efficient manner, recycling waste, and working to protect biodiversity, in a manner that we expect to be able to deliver long-term value to shareholder and stakeholders and leave a positive legacy in the communities where we operate. Our approach to environmental management is set out in our Environmental and Sustainability Policy, which is available on our website.

Our approach to sustainability is underpinned by the principle of collective responsibility and a belief that every employee must contribute to achieving our sustainability commitments. To reflect our commitment to sustainability, for employees eligible to receive annual short-term incentive compensation, a material component of the performance metrics for the business is linked to the achievement of environmental and sustainability targets. In 2025, 10% of the short-term incentive compensation was linked to such performance.

We also expect our suppliers to respect our commitment to sustainability and the principles outlined in our Code of Conduct, a copy of which is available on the Company’s website.

The Company publishes sustainability data and information about its sustainability program on an annual basis, and a copy can be found on our website at: http://www.ssrmining.com/corporate_responsibility.

Health and Safety

The Company is committed to the overall health and safety of its employees, contractors, and the communities in which we operate, which is reflected in one of our Company values: “Safety First, Always.” We believe in the principle of safe production, that occupational injuries and illnesses are preventable and that there is no job so important that we cannot take the time to do it safely. To achieve this, we empower our employees and work partners to ensure that safety is a personal value. Our commitment to providing a safe working environment for our employees and business partners is set forth in our Safety and Health Policy. In 2025, 10% of the short-term incentive compensation was linked toward our performance against our safety targets.

Our Safety and Health Policy applies to all directors, officers, employees and work partners of SSR Mining, as well as our subsidiaries, affiliates and joint ventures across our operations, and is applicable, all operational mines, exploration sites, and closure properties, where SSR Mining has operational control. The policy promotes initiatives that foster a culture of operating safely. To fulfill our commitment to health and safety, SSR Mining has established and maintains effective safety and health management systems that conform to the requirements of ISO45001.

Community

We recognize the important role our operations can play as catalysts for social and economic development in the communities in which we operate. Our operations support a wide range of community development initiatives, which are based on the local socioeconomic environment and community needs. For local communities, employment opportunities are one of the primary benefits of our presence. Hiring workers from the communities near our mines and in the countries we operate in is one of the most important contributions we make to social and economic development. We strive to maximize local hiring at our operations. We also offer skills training for the local workforce so that they are able to seek opportunities in our operations. As mining becomes increasingly technical, such training programs provide transferable skills and expand the opportunities for our stakeholder community members. We also seek to support local social and economic development by prioritizing local suppliers, where possible, and supporting community projects and initiatives. Our approach to community investment is set out in Environment and Sustainability Policy. In 2025, 10% of the short-term incentive compensation was linked toward our performance against our community and stakeholder engagement targets.

HUMAN CAPITAL MANAGEMENT

Our people are our most valuable resource. More than any other factor, our success depends on their capabilities and commitment. Guided by our core value that we are “Better Together”, we are committed to attracting and retaining experienced, skilled talent and fostering a culture that puts safety at its core and supports our people’s goal to reach their full potential, and desire to bring their best each day.

The Company recognizes that a workforce composed of individuals with a mix of skills, experience, perspectives, backgrounds and characteristics leads to a more robust understanding of opportunities, issues and risks, which enables stronger decision-making. As a global company, we benefit from a diverse workforce and strive to incorporate this diversity to improve decision making and drive long-term growth for all our stakeholders.

The Board has delegated to the Compensation Committee responsibility for overseeing our human capital management strategy, which includes leadership development programming focused on enhancing key leadership competencies and core values across the Company. We also recognize the industry-wide challenge of attracting women into the mining industry and are committed to actively seeking to increase the number of women we employ at all levels of the organization, including in our operations.

We also believe that transparent communication with workers and unions is critical to the effective execution of our operations. We do not impose restrictions on union representation, we respect the rights of freedom of association and collective bargaining, and we enjoy positive labor relations across all sites.

DIRECTOR COMPENSATION

The Company establishes director compensation after considering the advice of independent consultants, with a view to establishing compensation that is competitive with similar North American based mining companies. Only non-executive directors are compensated for service on the Board. All non-executive directors receive quarterly cash and equity retainers for their service on the Board. The annual equity retainer is paid in the form of Deferred Share Units (“DSUs”). Directors may also elect to receive all or a portion of their annual cash retainer in DSUs. In addition, the Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. The following summarizes the current compensation arrangements for non-executive directors. Executive directors, including Mr. Antal in his role as Executive Chairman, do not receive compensation for serving on the Board.

Annual Cash Retainer:
Executive Chairman of the Board	$—
Non-Executive Board Members (other than the Chair)	$100,000
Lead Independent Director	$35,000
Chairs of Audit Committee, TSS Committee	$25,000
Chair of Compensation Committee	$20,000
Chairs of Other Committees	$15,000

Annual Equity Retainer:
Executive Chairman of the Board	$—
Non-Executive Board Members (other than the Chair)	$110,000
Lead Independent Director	$110,000

The Board adopted a DSU plan effective July 1, 2008, as amended from time to time, to more closely align the interests of our directors with the interests of the Shareholders. Under the DSU plan, DSUs are paid in cash when a director retires from the Board, based on the market value of the Company’s Shares at such time. DSUs are not considered Shares of the Company and, as such, they do not confer the rights to their holders which Shareholders of the Company are normally entitled to; however, dividend equivalent payments will be awarded in respect of DSUs held by a participant on the same basis as dividends declared and paid on Shares as if the participant was a Shareholder of record of Shares on the relevant record date. Our directors may elect to receive all or a portion of their annual cash retainer in DSUs; however, they may not elect to receive any part of their annual equity retainer in cash.

Compensation paid to directors in 2025 is outlined in the below table.

	Fees Earned(1)	Share-Based Awards(2)		All Other Compensation	Total
Name	($)	($)		($)	($)
A.E. Michael Anglin(3)	35,440	38,984	(4)	—	74,423
Rod Antal(5)	—	—		—	—
Thomas R. Bates, Jr.	155,000	110,000	(6)	—	265,000
Brian R. Booth	100,000	110,000	(7)	—	210,000
Simon A. Fish(8)	94,688	90,571	(9)	—	185,258
Leigh Ann Fisher(10)	8,333	9,167	(11)	—	17,500
Alan P. Krusi	127,690	110,000	(12)	—	237,690
Daniel Malchuk	100,000	110,000	(13)	—	210,000
Laura Mullen(14)	87,500	96,250	(15)	—	183,750
Kay Priestly	125,000	110,000	(16)	—	235,000
Karen Swager	100,000	110,000	(17)	—	210,000
____________________

(1) Directors may elect to receive all, a portion, or none of their cash retainer in DSUs. For 2025, our non-executive directors elected to receive the following portion of their cash retainer in DSUs: Mr. Anglin, $35,440; Mr. Fish, $94,688; Ms. Fisher, $4,167; and Ms. Swager, $100,000.
(2) The share-based awards column represents the aggregate grant date fair value of the DSUs that were granted in four equal quarterly installments during the fiscal year as computed in accordance with ASC 718. For each director, the number of DSUs granted was determined by dividing the grant date value of the award by the volume weighted average price ("VWAP") on the Nasdaq for the five trading days immediately preceding the date of grant.
(3) Mr. Anglin retired from the Board effective May 8, 2025.
(4) The aggregate number of DSUs held by Mr. Anglin on December 31, 2025 was 144,439. In connection with Mr. Anglin's retirement and in accordance with the controlling DSU plan, 50% of his DSUs granted by the Company were redeemed in August 2025, and the remaining 50% granted by the Company are to be redeemed in August 2026.
(5) Mr. Antal did not receive compensation for his service as Executive Chairman. For Mr. Antal's compensation as an executive, see the "Summary Compensation Table" section of this Proxy Statement.
(6) The aggregate number of DSUs held by Mr. Bates on December 31, 2025 was 122,947.
(7) The aggregate number of DSUs held by Mr. Booth on December 31, 2025 was 90,778.
(8) Mr. Fish retired from the Board effective October 27, 2025.
(9) The aggregate number of DSUs held by Mr. Fish on December 31, 2025 was 138,861.
(10) Ms. Fisher retired from the Board effective January 30, 2025.
(11) The aggregate number of DSUs held by Ms. Fisher on December 31, 2025 was 24,821. In connection with Ms. Fisher's resignation and in accordance with the controlling DSU plan, 50% of her DSUs granted by the Company were redeemed in April 2025, and her remaining 50% of her DSUs granted by the Company are to be redeemed in April 2026.
(12) The aggregate number of DSUs held by Mr. Krusi on December 31, 2025 was 120,894.
(13) The aggregate number of DSUs held by Mr. Malchuk on December 31, 2025 was 29,672.
(14) Ms. Mullen was appointed to the Board effective February 15, 2025, and her compensation was prorated accordingly.
(15) The aggregate number of DSUs held by Ms. Mullen on December 31, 2025 was 7,390.
(16) The aggregate number of DSUs held by Ms. Priestly on December 31, 2025 was 62,310.
(17) The aggregate number of DSUs held by Ms. Swager on December 31, 2025 was 70,357.

Non-Executive Director Share Ownership Guidelines

The Board has established share ownership guidelines for its non-executive directors. We expect each non-executive director to accumulate at least three (3) times the value of their annual cash retainer in Shares and/or DSUs, valued based on the greater of the closing market price of the Shares on the TSX, or the value at the time of the grant or purchase. These guidelines are to be satisfied by the date that is five (5) years from the date the applicable director is appointed or elected as a director of the Company. Because Mr. Antal also fills an executive role, his share ownership is discussed in more detail in the “Compensation Discussion and Analysis—Executive Share Ownership Guidelines” section of this Proxy Statement.

Our non-executive director share ownership as of December 31, 2025 is outlined in the below table. All directors are in compliance, or have time to be in compliance, with the Share ownership guidelines.

	Annual Cash Retainer	Minimum Value Required	Common Shares	DSUs	Total of Common Shares and DSUs	Market Value of Common Shares and DSUs(1)	Meets Share Ownership Guidelines
Name	($)	($)	(#)	(#)	(#)	($)
Thomas R. Bates, Jr.	135,000	405,000	26,230	122,947	149,177	3,269,960	Yes
Brian R. Booth	100,000	300,000	18,724	90,778	109,502	2,400,284	Yes
Alan P. Krusi	115,000	345,000	25,091	120,894	145,985	3,199,991	Yes
Daniel Malchuk	125,000	375,000	—	29,672	29,672	650,410	Yes
Laura Mullen	125,000	375,000	—	7,390	7,390	161,989	Yes	(2)
Kay Priestly	100,000	300,000	—	62,310	62,310	1,365,835	Yes
Karen Swager	120,000	360,000	—	70,357	70,357	1,542,225	Yes
____________________
(1) Assumes a market value of $21.92 for each share, which is the close price on the NASDAQ as of December 31, 2025.
(2) Ms. Mullen has until February 15, 2030, five (5) years from the date of her election, to meet the Share Ownership Guidelines.

PROPOSAL No. 2

Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers Disclosed in the 2026 Proxy Statement

In accordance with Section 14A of the Exchange Act, we are requesting Shareholders’ vote to approve or not approve, on an advisory (non-binding) basis, our executive officer compensation. The Company is committed to continually enhancing our corporate governance practices and endorses a “pay for performance” approach for executive compensation in order to reinforce the linkages between compensation and the Company’s strategic objectives and risk management processes. We believe that a “pay for performance” philosophy achieves the goal of attracting and retaining talented executives by rewarding behaviors that reinforce the Company’s values while also delivering on its corporate objectives, thereby aligning executives’ interests with those of our Shareholders. Given the evolution of the Company, and the importance the Board places on executive compensation, the Board has approved a say on pay advisory vote with respect to executive officers. The purpose of the say on pay advisory vote is to give Shareholders the opportunity to vote at each annual Shareholders meeting on the Company’s approach to executive compensation, as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Given that the vote is held on an advisory basis, it will not be binding upon the Board or create or imply any additional fiduciary duty for the Company or the Board. However, the Board will consider the outcome of the vote when reviewing and approving executive compensation policies and decisions. The form of resolution that Shareholders will be asked to vote on at the Annual Meeting is as follows:

RESOLVED, on an advisory basis and not to diminish the role and responsibilities of the Board of Directors that the Shareholders accept the approach to executive compensation disclosed in the Company’s Proxy Statement delivered in advance of the 2026 Annual Meeting of Shareholders.

The Board recommends you vote FOR the compensation of the Company’s named executive officers disclosed in this Proxy Statement. Unless otherwise instructed, the persons designated on the proxy card intend to vote FOR the Company’s approach to executive compensation.

REPORT OF THE COMPENSATION & LEADERSHIP DEVELOPMENT COMMITTEE

On behalf of the Board, the Compensation Committee is responsible for the review and oversight of the Company’s executive compensation program, to ensure that it aligns with the Company’s strategic objectives and Shareholder value creation. The Compensation Committee reviews the remuneration and benefits of directors and executive management, establishes continuity plans for executives and other key employees, and makes recommendations to the Board as it deems appropriate.

Mr. Rod Antal is appointed as Executive Chairman; however, he also serves as the principal executive officer of the Company. For purposes of this Compensation Discussion and Analysis, we refer to this role as the CEO.

Each of the members of the Compensation Committee has experience leading, and/or consulting with, various mining and extractive minerals companies and has a thorough understanding of the competitive environment of recruiting and retaining executive officers in these industries. All of the directors who currently comprise the Compensation Committee are independent according to the independence criteria of Nasdaq and as set forth in National Instrument 58-101 – Disclosure of Corporate Governance Practices for Canadian companies.

Shareholder Outreach

The Compensation Committee is committed to ensuring our executive compensation program is aligned with the performance of the Company and that we provide a forum for active dialogue with our Shareholders. The Company conducts a robust Shareholder outreach effort throughout the year. In response to our 2024 and 2025 say-on-pay voting results, we enhanced our outreach efforts and sought out deeper discussions with our Shareholders. Our outreach efforts include outreach letters focused on explaining our compensation philosophy, as well as a number of meetings with various Shareholders. The Chair of the Compensation Committee and the Executive Vice President, Human Resources attended each of these meetings in 2025. For details around what we learned through our meetings with Shareholders over the past year, please see the “Shareholder Engagement” section of this Proxy Statement.

Recommendations

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Company’s Compensation Discussion and Analysis section be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The foregoing Report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

Submitted by the Compensation and Leadership Development Committee

Karen Swager, Chair
Thomas R. Bates, Jr.
Kay Priestly

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion of our executive compensation program for 2025 and is intended to be read in conjunction with the executive compensation tables that immediately follow, which provide further compensation information. All compensation information is presented as of December 31, 2025, unless stated otherwise.

Compensation Philosophy

The Company’s overarching goal in setting executive compensation is to provide competitive compensation with a view to attract, motivate and retain highly qualified executive officers capable of achieving both the Company’s strategic and short-term performance objectives while ultimately creating and preserving long-term Shareholder value. This is accomplished with the following:

•Market competitive positioning relative to peers balanced by compensation arrangements that are internally equitable, reflecting that the Company’s executives function as an integrated team;

•Control over G&A expenses by streamlining senior executive positions, with each NEO (as defined below) managing a significant portfolio of responsibilities;

•Focus on “at-risk” compensation with a significant portion delivered to NEOs as variable incentive compensation, which is heavily weighted toward the Company’s financial and operational performance, as well as individual performance objectives; and

•Minimization of excessive or inappropriate risk-taking behavior with competitive caps on incentive program payouts and a focus on long-term compensation and significant share ownership guidelines. The majority of incentive compensation for NEOs is delivered through long-term incentives with vesting schedules that encourage long-term commitment and strategic alignment, generally vesting over periods of three (3) years.

What We Do
✓	We pay for performance	✓	We have an anti-hedging policy and an insider trading policy
✓	We regularly review compensation	✓	We conduct an annual Say-on-Pay advisory vote
✓	We promote retention with equity awards that vest over three years	✓	We maintain a robust clawback policy for both equity and cash compensation
✓	We have a double-trigger severance and equity vesting upon a change of control	✓	We have director and executive officer share ownership guidelines
✓	We design our compensation plans to mitigate undue risk-taking	✓	We have a Compensation and Leadership Development Committee with all members being independent directors

What We Do Not Do
✗	We do not guarantee incentive compensation	✗	We do not grant options
✗	We do not modify performance metrics after equity awards are granted	✗	We do not provide tax gross ups to executives

Named Executive Officers

The following table lists our named executive officers (“NEOs”), their ages (as of the proxy filing date) and a description of their business expertise, including positions held within SSR Mining and its predecessors. The NEOs are presented as of December 31, 2025.

There are no family relationships between any of our directors and NEOs, by blood, marriage or adoption.

Rod Antal	Executive Chairman
Age: 59	See “Election of Directors” for Mr. Antal’s biography.

Michael Sparks	Executive Vice President – Chief Financial Officer
Age: 44
Michael Sparks was appointed Executive Vice President, Chief Financial Officer of SSR Mining Inc. in March 2024, after serving as the company’s Executive Vice President, Chief Legal and Administrative Officer and Corporate Secretary since September 2020. Previously, Mr. Sparks served as the Chief Legal Officer for Alacer Gold Corp. since 2012. His experience spans leading global teams across complex international operating environments, aligning corporate functions to drive operational performance and enterprise value, and strengthening governance, risk, compliance, business integration, tax structuring, and public company reporting. Before joining Alacer Gold, Mr. Sparks worked at King & Spalding LLP in Houston, Texas and subsequently at Davis Graham & Stubbs LLP in Denver, Colorado. Mr. Sparks has an M.B.A. from the UNC Kenan-Flagler Business School, a Juris Doctorate degree from Vanderbilt University Law School, and a business management degree from Utah State University.

Bill MacNevin	Executive Vice President – Operations and Sustainability
Age: 60
William (Bill) MacNevin was appointed Executive Vice President, Operations and Sustainability of SSR Mining in January 2023. Mr. MacNevin has over 35 years of international experience in the mining industry, having held senior operational and corporate roles across Placer Dome, Newmont and most recently Barrick Gold. He has worked in Papua New Guinea, Australia, Tanzania, Zambia, Peru, Dominican Republic, Argentina and the USA. Prior to joining SSR Mining, Mr. MacNevin held the position of Processing and Engineering Lead for Barrick Gold which came after he worked as the Executive General Manager of the Pueblo Viejo Joint Venture. His previous roles include CEO of Barrick Nevada and General Manager at Lumwana, among other senior positions. Mr. MacNevin attended James Cook University and received a Graduate Diploma in Mineral Processing Technology from Latrobe University.

F. Edward Farid	Executive Vice President – Chief Strategy Officer
Age: 41
F. Edward Farid was appointed Executive Vice President, Chief Strategy Officer of SSR Mining in March 2024, after serving as the company’s Executive Vice President, Chief Corporate Development Officer since September 2020. Mr. Farid is responsible for business strategy, mergers & acquisitions, portfolio management, joint ventures, commercial negotiations, capital markets, financings, and commercial metal sales functions across the portfolio. With nearly two decades of mining and investment banking experience, Mr. Farid is a seasoned executive with an established track record of strategic leadership and success in delivering value accretive initiatives across the organization. Prior to joining Alacer Gold in 2017 and playing a pivotal role in the at-market merger with SSR Mining, he served as a senior investment banker at a large bulge bracket bank where he originated, advised and executed landmark financing and M&A transactions in the precious and base metals sectors. Mr. Farid holds a Bachelor of Commerce degree in Finance from McGill University in Canada.

John Ebbett	Executive Vice President – Growth and Innovation
Age: 45
John Ebbett was appointed Executive Vice President, Growth and Innovation of SSR Mining in July 2022. Previous to this role, Mr. Ebbett served as the Vice President, Project Development for SSR Mining since September 2020. John has more than 20 years of experience in the mining industry and has managed a diverse range of projects from feasibility through to execution. Mr. Ebbett’s experience includes infrastructure and process plant upgrades and challenging projects such as underground development, pressure oxidation processing, and large tailings facilities. He has worked in Turkey, Canada, Indonesia, Papua New Guinea, Australia, Peru, Chile and the USA. Mr. Ebbett’s recent roles include Vice President Global Project Delivery at Ausenco and Project Director at Alacer Gold. Before joining Alacer Gold, he held various project development roles with Newcrest Mining, Ausenco and John Holland. Mr. Ebbett holds a Bachelor of Mechanical Engineering from the University of Canterbury in New Zealand.

Board Oversight and Compensation Governance

On behalf of the Board, the Compensation Committee is responsible for the review and oversight of the Company’s executive compensation program to ensure that it aligns with the Company’s strategic objectives and Shareholder value creation. The Compensation Committee’s purpose, with respect to compensation matters, is to review the remuneration and benefits of directors and executive management, to establish a plan of continuity for executives and other key employees, and to make recommendations to the Board as it deems appropriate.

The Board has overall responsibility for the oversight of the Company’s risk management plans, policies and practices. The Compensation Committee is responsible for overseeing compensation policies and practices to ensure incentives do not encourage executives to take risks that would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee has adopted a number of practices that are aligned with best governance practices and serve to ensure that the compensation program does not encourage excessive risk-taking. The Company has adopted the following governance programs to assist in the management of its compensation program:

▶ Say on Pay and Shareholder Engagement: The Company has voluntarily adopted an annual say on pay vote to strengthen shareholder engagement and conducts an extensive shareholder outreach program. For information on what we learned through our meetings with Shareholders over the past year, please see the “Shareholder Engagement” section of this Proxy Statement.

▶ External Independent Advice: The Compensation Committee engages an independent compensation consultant to provide an external perspective on market and best practices, governance and regulation, and compensation pay levels and practices.

▶ Peer Group Benchmarking: The Company benchmarks compensation against a comparator group of similarly sized and situated mining companies, as described in more detail in the “Compensation Decision-Making Process” section of this Proxy Statement.

▶ Anti-Hedging: NEOs are prohibited from selling, purchasing or trading of derivative securities of the Company, including put or call options or other derivative securities, which are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held, directly or indirectly, by the NEO.

▶ Executive Incentive Compensation Recoupment Policy (“Clawback Policy”): The Company has a Clawback Policy that aligns with the final clawback rules adopted by the SEC in October 2022 and the associated Nasdaq Listing Standards. Under the Clawback Policy, except in very limited circumstances defined by the SEC rules, the Company requires the reimbursement of any performance-based incentive compensation paid to a current or former executive officer in the event of a financial statement restatement that either corrects an error that is material to previously issued financial statements, or corrects an error that would result in a material misstatement if the error were corrected, or left uncorrected, in the current period. Under the Clawback Policy, the Company will recoup incentive compensation received during the three (3) fiscal years preceding the restatement which is in excess of the compensation that would have been paid to the executive under the restatement. The Clawback Policy also provides for an additional discretionary clawback if an executive officer commits certain bad acts set forth in the policy, such as engaging in conduct causing material financial or reputational injury to the

Company, the perpetration of an intentional and knowing fraud against or affecting the Company, grossly negligent misconduct, violation of a Company policy or termination of employment for cause or misconduct, even if such bad acts do not result in a restatement. A copy of the Company’s Clawback Policy is attached as an exhibit to the Company’s Annual Report on Form 10-K.

▶ Robust Insider Trading Policy: The policy restricts executives, the Board and certain other officers and employees from trading, directly or indirectly, in the Company’s securities or in derivatives related to the Company’s securities during times when “material information” concerning the Company exists that has not been disseminated. A copy of the Company’s Insider Trading Policy is attached as an exhibit to the Company’s Annual Report on Form 10-K.

▶ Conflicts of Interest: Directors and executives are required to disclose any potential conflict of interest in any issue brought before the Board and must refrain from participating in any discussion and voting on the matter. Any potential conflict of interest is resolved by directors or executives, as applicable, independent of such conflict. Mandatory training in governance including conflicts of interest is required for all directors and officers annually.

Compensation-Related Risk

A significant portion of NEO compensation is delivered in variable incentive compensation that is tied to the Company’s financial and operational performance and personal performance objectives. The Company’s incentive programs are designed to motivate high performance and deliver value to executives that is aligned with Shareholder value while also effectively recognizing, and mitigating, risk. In addition to the Clawback Policy and prohibitions on hedging, other examples of these designs include:

▶ Capped Incentive Opportunities; No Guaranteed Minimums: Annual short-term incentive compensation is capped at two times target. Long-term incentive awards track the share price, cap the performance multiplier at two times target and include the possibility of zero payout.

▶ Relative Performance Measurement: A significant portion of our NEOs’ long-term incentive opportunity is based on the Company’s total shareholder return (“TSR”) performance relative to its industry peers, ensuring that executive compensation aligns to long-term share performance. To ensure alignment with shareholder outcomes, if absolute TSR over the Performance Period is negative, the payout level for relative TSR performance is limited to target.

▶ Vesting Periods: Long-term incentive awards vest over a three-year period.

▶ Stress-testing Outcomes: Actual and potential performance scenarios are analyzed to ensure that the value of the incentive awards granted to NEOs is appropriately linked to performance and value created for Shareholders.

The Compensation Committee also conducted a thorough risk assessment in 2025 with its outside advisers to determine if our executive compensation programs and practices are reasonably likely to have a material adverse effect on the Company. No material risks were identified.

Compensation Decision-Making Process

The Compensation Committee receives advice from its independent compensation consultant and reviews competitive compensation data on a regular basis to help inform pay decisions and program changes for the following fiscal year, but ultimately relies on its own independent judgment in determining compensation arrangements for NEOs. The Compensation Committee approves compensation adjustments by taking into consideration competitive market data, corporate and individual performance, succession plans and other factors, as appropriate. The Compensation Committee also recognizes that our executive team is smaller relative to the peer group, which increases the responsibility for each executive and supports the need for competitive individual compensation levels.

NEO compensation, other than that of the CEO, is recommended by the CEO and reviewed and approved by the Compensation Committee. The compensation of the CEO is recommended by the Compensation Committee and approved by the independent directors of the Board, in each case without the CEO present during discussions and voting. The Compensation Committee also reviews and recommends performance targets related to the annual and long-term incentive programs for approval by the Board each year.

Peer Group

We believe that NEO compensation should align with the Company’s size and operational characteristics. Each year the Compensation Committee benchmarks the compensation of its NEOs against a peer group comprised of mining companies that are generally of similar size (revenue and market capitalization), operate with a similar geographic span and are at the same stage of development as the Company. As part of our normal practice and in consultation with our independent compensation consultant, the Compensation Committee regularly reviews compensation levels and compensation programs for our NEOs against compensation levels of the comparator companies. Our peer group for 2025 remained unchanged and consisted of the following companies:

Peer Group
Alamos Gold Inc.	Eldorado Gold Corporation	IAMGOLD Corporation
B2Gold Corp.	Endeavour Mining plc	Lundin Gold Inc.
Centerra Gold Inc.	Equinox Gold Corp.	OceanaGold Corporation
Coeur Mining Inc.	Hecla Mining Company	Pan American Silver Corp.
DPM Metals Inc.	Hudbay Minerals Inc.

The Company reviews the peer companies list annually, recommending any changes for consideration and approval by the Compensation Committee. The competitive market data is one input the Compensation Committee considers when making pay decisions for NEOs, in addition to a number of incumbent-specific considerations. The Compensation Committee carefully reviewed the companies included in the peer group in the 2025 Proxy Statement and determined to make no changes to the peer group, noting that Dundee Precious Metals Inc., included as a peer company in our 2025 Proxy Statement, changed its name to DPM Metals Inc.

Compensation Consultants

Pay Governance LLC (“Pay Governance”) has been retained by the Compensation Committee to be the Company’s independent compensation advisor and reports to the Chair of the Compensation Committee. Pay Governance provides independent advice on compensation matters and input on the Company’s compensation philosophy and programs. Pay Governance also completes the competitive compensation benchmarking for the Company’s executives and directors and assists with governance and disclosure matters. The Board has determined that Pay Governance does not have any conflicts of interest with the Company or the Board. Total fees paid to Pay Governance for services rendered during the 2025 calendar year amounted to $188,586.25.

Say on Pay

The Board believes in continually enhancing our corporate governance practices and values the Shareholder perspective. Accordingly, we provide Shareholders the opportunity to vote on the Company’s approach to executive compensation through an annual “Say on Pay” advisory vote. At the Company’s 2025 annual meeting, 60.35% of shares voted were in favor of the Company’s non-binding resolution on executive compensation. As the 2024 and 2025 say-on-pay result were less than 70% of votes cast, the Company has increased its engagement with certain of its major institutional shareholders.

Shareholder Engagement

In addition to giving Shareholders the opportunity to participate in the “Say on Pay” advisory vote, the Board believes it is essential to actively engage with Shareholders to discuss matters of importance to them, including the Company’s corporate governance practices, executive compensation methodology, and approach to health, safety, the environment and sustainability. The Company conducts routine Shareholder outreach following the publishing of our proxy statement and prior to the annual meeting. We also conduct shareholder outreach in the fall to discuss the voting results from the Annual Meeting, including the “Say on Pay” advisory vote, and review Shareholder feedback that will be taken into consideration by the Board. In addition, we regularly engage directly with Shareholders at other points during the year to discuss matters of interest to our Shareholders. Shareholder outreach is generally conducted by the Lead Independent Director and/or chair of the Compensation Committee and other members of management or independent directors based on the subject matter of the discussion. The feedback gathered in these meetings is brought back to the Board for consideration.

We offer a variety of other forums and opportunities to interact and communicate with our Shareholders, including our quarterly earnings calls, investor meetings, industry conferences, press releases, regulatory filings, the Proxy Statement, the Annual Meeting, and direct contact with our investor relations team.

In response to our low say-on-pay results in 2024 and 2025, the Company enhanced its engagement with certain of its larger institutional shareholders. In advance of our 2024 annual meeting, we invited all Shareholders who held more than 500,000 Shares to attend a meeting with the chair of the Compensation Committee. In the fall of 2024, we invited our top 25 institutional Shareholders, as well as certain proxy advisors, to meet with the Lead Independent Director and chair of the Compensation Committee and the Executive Vice President, Human Resources. In early 2025, we again invited our top 25 institutional Shareholders to meet with the Lead Independent Director and chair of the Compensation Committee, the Executive Vice President, Human Resources, and other members of management, to ask questions and provide any feedback.

Since the filing of our 2025 Proxy Statement, we continued to offer shareholders an opportunity to engage with our Lead Independent Director and chair of the Compensation Committee and members of management. More specifically, we reached out to 32 of our largest institutional Shareholders, which collectively hold 51.3% of our issued and outstanding Common Shares and we engaged with Shareholders holding 7.5% of our issued and outstanding Common Shares.

The table below summarizes our Shareholder engagement efforts and the approximate percentage of Shareholders contacted:

Shareholder Engagement Campaigns
All percentages are based on the Company’s Issued and Outstanding Common Shares at the time of engagement.
	Invited to Engage	Engaged With	Declined Invitation
Spring 2024	58.47%	6.09%	52.38%
Fall 2024	53.70%	11.02%	42.68%
Spring 2025	51.11%	2.64%	48.47%
Fall 2025	51.30%	7.50%	43.80%

Key Themes

In general, our Shareholders were pleased with the Company’s corporate governance practices, approach to health, safety, the environment and corporate sustainability and the overall design and quantum of our executive compensation program and expressed minimal concern around its structure. A summary of the feedback we received from shareholders over the last two years and the Company’s response and changes made as a result follows:

What We Heard		What We Did
Topic	Feedback	Changes for 2025

Çöpler Retention Bonuses	Certain Shareholders requested more information regarding the granting of one time retention bonuses in 2024 to executives following the Çöpler Incident	As a result of these conversations, the Company has enhanced its disclosure around its executive compensation practices and continues to reiterate that it does not grant one time retention bonuses as a matter of practice. Following the Company’s suspension of operations at its Çöpler mine site in Türkiye in February 2024 as a result of a significant slip on the heap leach pad (the “Çöpler Incident”), the Compensation Committee recognized that retaining experienced leadership was critical to ensuring a successful path forward. To reinforce stability, drive recovery, and align incentives with long-term value creation, the Compensation Committee approved a one-time cash retention incentive for each of our NEOs on March 6, 2024. Each retention bonus vested and was paid on June 6, 2025. The retention bonuses achieved their intended purpose, as none of the NEOs departed, and the SSRM share price has increased 387% since the shutdown of the Çöpler mine through December 31, 2025—evidence that the awards were both necessary and effective.
STI and LTI Design	Certain Shareholders asked questions about the STI and LTI design, and particularly the use of gold production in both the STI and PSU metrics.	Based on collective feedback received during our shareholder outreach over the past several years, the Compensation Committee refined the performance metrics for our 2026 PSU program by removing gold production as a metric. This adjustment eliminates overlap with metrics already incorporated in our STI program and further strengthens the direct alignment of long-term incentives with shareholder value creation through a sharper focus on relative TSR and ROI.

Gold production remains a critical operational measure for the Company, and we intend to retain it as a key component within the STI program to ensure balanced emphasis on both short-term execution and long-term strategic outcomes.

This refinement continues our commitment to evolving the executive compensation program in response to shareholder perspectives, while preserving robust ties between pay and performance in a manner appropriate to our industry.
Evaluating Risk and Strategy	Shareholders asked questions about the Board’s role in evaluating and addressing risk and strategy for the Company.	SSR Mining has a robust risk register and system for evaluating risks at all levels of the business. It is management’s job to identify risk, but the Board is increasingly engaged in oversight of this stream to ensure the Board’s broad perspectives are incorporated into the risk management process.

The Board has taken into consideration the Çöpler Incident, which resulted in an expanded technical committee that meets more frequently to address risk, not just operationally, but also in reporting and other matters across the business.

Board Composition	Shareholders asked our Lead Independent Director to speak to board diversity, our refreshment approach, and ensuring that right mix of skills and experiences are reflected on the Board.	Board refreshment is handled primarily within the Governance Committee, which considers the specific skills and qualifications of current and future Board members. One tool utilized by the Board in the refreshment process is a skills matrix to identify areas of strength and opportunity for future Board appointments.

For example, in recent years, the Board has engaged in Board refreshment specifically seeking out candidates with mining experience leading to the appointments of Mr. Malchuk and Ms. Swager. In addition, Ms. Mullen’s appointment enhances the Board’s audit and financial reporting capabilities.
Pay Alignment with Performance	Shareholders have expressed over the past several years that they do not have concerns about misalignment between CEO pay and company performance. However, we believe additional disclosure around the treatment of the CEO’s equity grants related to the Alacer-SSR merger is warranted.
In response to this shareholder feedback, we have continued to enhance transparency in our disclosures, particularly around certain of the CEO’s equity grants that vested in recent years and how his realized pay aligns with Company performance. All of Mr. Antal’s awards that vested in 2020 and 2021, as well as the vast majority of the awards that vested in 2022 and 2023, were awards granted by Alacer Gold Corp. (“Alacer”) prior to its merger with SSR Mining. At the time of the merger, Alacer equity plans had a single trigger change in control vesting provision that would have allowed these awards to vest immediately upon close of the merger. However, Mr. Antal and the other executives who joined SSR during the merger voluntarily waived the single trigger automatic vesting and the awards continued to vest over three years per the original vesting schedules. As a result, Mr. Antal’s compensation, or realized pay, is arbitrarily higher for the years in which the Alacer grants vested, skewing the performance against share price comparison. The share compensation plans governing all currently outstanding awards include double trigger change in control vesting provisions, providing protection against automatic vesting and further aligning our executives’ interests with those of our Shareholders. The Company intends to include double trigger change in control provisions in all compensation plans going forward.

The below table shows three different analyses of Mr. Antal’s compensation, specifically, total compensation using share-based awards granted (Summary Compensation Table), total compensation using share-based awards vested (realized compensation), and total compensation if the awards granted by Alacer had vested at the time of merger:

Communications with the Board

The Board welcomes engagement with our Shareholders. Our Shareholders or other non-affiliated persons may communicate with our Board or individual directors by mail addressed to the Board or an individual director c/o SSR Mining Inc., 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237, Attn: Corporate Secretary. Communications from our Shareholders will be forwarded to the Board or the appropriate director on a timely basis. While all Board members are not required to attend the Annual Meeting, at least one Board member will be in attendance at the Annual Meeting to discuss any concerns and answer any questions from Shareholders. All directors attended our 2025 annual meeting of Shareholders.

Elements of Compensation

The Company’s executive compensation plan is designed to emphasize share ownership and at-risk compensation. For 2025, compensation for NEOs consisted of:

•a competitive base salary,
•an annual incentive opportunity,
•long-term incentives in the form of Performance Share Units (“PSUs”) and Restricted Share Units (“RSUs”),
•standard retirement and insurance benefits paid to all employees in their domiciles, and
•de minimis perquisites.

Our annual cash and long-term equity incentives are designed to align executive performance with the creation of long-term shareholder value. This structure provides a balanced mix of rewards that motivates sustained performance while discouraging excessive short-term risk-taking.

The charts on the right set forth the relative weighting of the target compensation package for our President and CEO and the average weighting for our other NEOs.

CEO Compensation
19%
22%
58%
80%
Base Salary
Target STI
Target LTI
At Risk

Percentages do not total 100% due to rounding adjustments.

Other NEOs

29%
21%
50%
71%
Base Salary
Target STI
Target LTI
At-Risk

Base Salary

Base salary is an element of fixed compensation that is competitive in the marketplace and intended to attract and retain individuals who can contribute to our growth as an operating mining company. Individual base salary recommendations for each NEO are primarily based on the experience of the executive officer, past performance, anticipated future contribution, level of responsibility, internal value of the executive officer’s position and comparisons to the base salaries offered by comparable North American based mining companies, as well as other relevant considerations. These salaries were as of December 31, 2025:

NEO	2025	2024	Percentage Change
Rod Antal	1,075,000	1,075,000	—%
Michael Sparks	600,000	600,000	—%
Bill MacNevin	600,000	600,000	—%
F. Edward Farid	580,000	580,000	—%
John Ebbett	490,000	490,000	—%

Mr. Antal does not receive any additional compensation for his service on the Board and is compensated solely in his capacity as CEO.

Short-Term Incentive Compensation

Short-term incentive compensation (“STI”) awards are based on the Company’s financial and operational results, as well as individual performance. Target awards for each NEO are expressed as a percentage of base salary. CEO performance is evaluated solely on company results, focusing on aligning performance with Shareholder value. Performance for the other NEOs is measured 80% on company results and 20% on the achievement of individual goals, balancing organizational performance with personal contributions.

Actual payouts under the STI plan could range from zero to two times an executive’s target incentive opportunity, based on the achievement of performance goals. For 2025, the following table illustrates the minimum, target, and maximum payout opportunity for each NEO:

	% of Salary
NEO	Minimum	Target	Maximum
Rod Antal	0%	115%	230%
Michael Sparks	0%	75%	150%
Bill MacNevin	0%	75%	150%
F. Edward Farid	0%	75%	150%
John Ebbett	0%	75%	150%

No changes were made to the NEOs’ STI minimum, target, and maximum payout opportunities in 2025 as compared to those in 2024.

Long-Term Incentive Compensation

Each NEO is eligible for a target annual long-term incentive plan (“LTIP”) award expressed as a percentage of base salary. The Company’s long-term incentive program is designed to align executive compensation with the Company’s long-term performance and consists of annual grants of PSUs and RSUs. The following table illustrates the 2025 LTIP opportunities for each NEO:

	Target Award (% of salary)
NEO	PSUs	RSUs	Total
Rod Antal	150%	150%	300%
Michael Sparks	87.5%	87.5%	175%
Bill MacNevin	87.5%	87.5%	175%
F. Edward Farid	87.5%	87.5%	175%
John Ebbett	87.5%	87.5%	175%

In 2025, the Compensation Committee increased Mr. Ebbett’s LTIP target to appropriately reflect his scope of responsibilities and to align his long-term incentive opportunity with that of the other NEOs.

PSUs represent notional units that track the market value of the Company’s Shares during the vesting period, providing strong alignment with Shareholder interests. PSU awards cliff vest after three years and are subject to three-year performance objectives. Vested PSU awards are settled in cash.

In previous years, including the 2025 awards, PSU performance metrics included gold production, TSR relative to the Company’s compensation peer group, and a return on capital invested metric thereby strengthening the link between compensation and sustainable long-term performance. Based on feedback received during our Shareholder outreach, the Compensation Committee refined the performance metrics for the 2026 PSUs by removing gold production—which overlapped with metrics used in the STI program—and focusing exclusively on relative TSR and ROI to further strengthen alignment with long‑term shareholder value creation.

Each year, when the Compensation Committee sets the performance metrics for the annual LTI awards, it determines a target return for the ROI metric. The realized return at the end of the performance period is then compared to the target return to calculate the achieved score for this metric.

The Company’s TSR performance relative to its industry peers ensures that executive compensation aligns to long-term share performance. The Board has established limits to TSR performance and possible payout of PSUs. Specifically, if absolute TSR over the performance period is negative, performance related to relative TSR is capped at 100% and if relative TSR over the performance period is in the bottom 25% of peer group TSR, then there is no payout of the PSUs. Total payout of PSUs is capped at 200%. The chart below provides the relative weighting of the performance metrics applicable to PSU awards in previous years, including the 2025 awards.

RSUs also represent notional units that track the market value of the Company’s Shares. RSU awards are intended to provide a strictly time-based retentive element of compensation to encourage long-term retention, vesting one-third each year over a three-year period. Vested RSUs are settled in Shares.

From time to time, the Compensation Committee may approve special one-time incentive programs for the NEOs in the form of RSUs, PSUs or cash. These incentive programs are reserved for significant projects, and performance results are tied to specific project milestones, such as project capital, timeline delivery, and other milestones determined in the Compensation Committee’s discretion. Prior to approving a project-based incentive program, the Compensation Committee considers the program’s alignment with Shareholder interests and the Company’s goals and performance. Currently, none of our NEO’s have any outstanding or unvested one-time equity grants.

Çöpler Incident Retention Bonuses

As a matter of practice, the Compensation Committee does not generally grant one‑time bonuses or awards. However, promptly following the Çöpler Incident, the Compensation Committee recognized that retaining experienced leadership was critical to ensuring a successful path forward. To reinforce stability, drive recovery, and align incentives with long-term value creation, the Compensation Committee approved a one-time cash retention incentive for each of our NEOs on March 6, 2024. Each retention bonus vested and was paid on June 6, 2025. The retention bonuses achieved their intended purpose, as none of the NEOs departed, and the SSRM share price has increased 387% since the shutdown of the Çöpler mine through December 31, 2025—evidence that the awards were both necessary and effective.

The chart below illustrates SSRM’s share price recovery. On February 13, 2024—the date the Çöpler mine was shut down—SSRM’s closing share price on the NASDAQ was $4.50. By December 31, 2025, the closing share price had increased to $21.92.

Benefits and Perquisites

NEOs are eligible for benefits provided to all salaried employees, including health care coverage and life/disability insurance protection. The Company does not generally provide NEOs with special perquisites, including housing and/or car allowances, although NEOs do receive reimbursement for certain tax planning and executive physical expenses as further disclosed in the Summary Compensation Table.

2025 Compensation Results

STI Compensation Results

The Board approves STI performance objectives each year based upon the recommendation of the Compensation Committee and consistent with the creation of shareholder value. When setting the objectives, the

Board strives to make them challenging but achievable. The design of the STI performance framework relies on a balanced scorecard addressing key categories of safety, environmental and sustainability, production and costs, and strategic initiatives. The threshold, target, and stretch goals for the production and cost objectives are set to align with the Company’s published guidance. The strategic initiatives for the Company are set by the Board annually, prior to the start of the applicable calendar year, and may include, among others, growth in production, reduction in costs, reserve and resource growth, new asset discovery and rationalizing the asset portfolio. The achievement of STI performance objectives are evaluated in respect of each applicable calendar year, with final results measured as of December 31 of the applicable calendar year.

The results for the 2025 Company STI metrics are illustrated in the following table:

2025 STI Goal	Metric Weight	Threshold(1) Goal (50%)	Target Goal (100%)	Stretch Goal (200%)		2025 Performance	2025 Payout %
Safety
TRIFR(2,3,4)	10%	2.64	2.38	2.24		3.31	—%
Environmental & Sustainability		Threshold(1) Goal (50%)	Target Goal (100%)	Upper Target (200%)
Closure Planning	10%	Life of Mine (Integrated) Closure Plan with concurrent rehabilitation work engineering completed	Threshold plus concurrent rehabilitation work integrated into 2026 budget (with full engineering)	Target plus concurrent rehabilitation work integrated into 2026-30 Life of Mine (with full engineering)		2.40	14.00%
Community		Threshold(1) Goal (50%)	Target Goal (100%)	Upper Target (200%)
Community & Stakeholder Engagement	10%	70% compliance with stakeholder engagement schedule	80% compliance with stakeholder engagement schedule	90% compliance with stakeholder engagement schedule		2.80	18.00%
Production & Costs(5)		Threshold(1) Goal (50%)	Target Goal (100%)	Upper Target (150%)	Stretch Goal (200%)
Gold-Equivalent Ounces Produced (100% basis)	25%	410,000 (Lower Guidance)	445,000 (Mid-point Guidance)	480,000 (Upper Guidance)	500,000 (Upper Guidance plus 20,000 ounces)	447,207	25.79%
AISC per ounce (IFRS basis)(6)	25%	$2,150/ounce (Upper Guidance)	$2,120/ounce (Mid-point Guidance)	$2,090/ounce (Lower Guidance)	$2,060/ounce (Lower Guidance minus $30/ounce)	2,043	50.00%
Strategic		Threshold(1) Goal (50%)	Target Goal (100%)	Upper Target (200%)
As defined by the Board(7)	20%	Board determination at year end	Board determination at year end	Board determination at year end		20.00%	20.00%
Total	100%						127.79%
____________________
(1) If actual Company performance falls between the Threshold Goal and Target Goal or between the Target Goal and the Stretch Goal performance categories, the actual performance will be calculated based upon a straight line interpolation.
(2) If fatality occurs at any company location, the TRIFR metric defaults to 0.
(3) TRIFR target has Threshold set at 2024 performance, 10% improvement for Target and 15% improvement for Stretch (vs 2024 of 5% and 10% respectively).
(4) CC&V targets are all set from 1 March (Safety will not include any reportable incidents from January and February 2025).
(5) Production and AISC metrics exclude any production or costs associated with Çöpler for 2025.
(6) AISC is a non-GAAP measure. For an explanation of the calculation, please refer to “Appendix A” attached to this Proxy Statement.
(7) Annually, the Board determines a set of key strategic initiatives for the Company early in the year and the Board reviews management's performance against these strategic initiatives as part of the STI performance review process at the end of the year. An overview of the Company's 2025 strategic initiatives and results are discussed below.

In 2025, the Company delivered a strong year of recovery and operational progress, demonstrating resilience amid industry and site‑specific challenges, including the continued shutdown of Çöpler. Safety results strengthened year‑over‑year at most sites; although one of the Company’s sites continued to experience unacceptable performance and was the primary driver of missing the TRIFR target. The Company exceeded its closure‑planning objectives, that highlighted by Puna’s three‑year extension of Chinchillas, and most operations achieved stretch outcomes in community and stakeholder engagement, reinforcing our commitment to responsible mining and positive local relationships. Operationally, Puna and CC&V outperformed production guidance, with CC&V delivering a strong first year performance particularly in relation to the challenges associated with integration. Seabee and Marigold fell short of expectations due to blending requirements and temporary power‑related disruptions, respectively. While inflationary pressures persisted across the industry, targeted business improvement initiatives helped mitigate cost impacts, enabling the Company to finish the year within its AISC guidance range.

These operational and safety efforts established a foundation for the successful execution of several strategic initiatives during the year. The acquisition and successful integration of CC&V played a central role in reestablishing market credibility, contributing to a 215% year‑over‑year increase in share price and significant outperformance relative to peers and the gold price. Technical reports for both Hod Maden and CC&V were completed, validating the quality of these assets. Exploration success at Marigold, Puna, and Seabee further enhanced net asset value, including mine‑life extensions and reserve replacement of more than 30%.

The Company also advanced critical workstreams necessary to support a potential restart of Çöpler. In combination, these strategic and operational achievements reflect a year of recovery, disciplined execution, and strengthened positioning for future growth.

As a result of the above considerations, the Company STI metrics scorecard resulted in a 127.79% payout.

The individual performance component for each NEO consisted of financial and operational measures specific to each NEO’s area of responsibility. These may include, but are not limited to, production, project management, cost reduction, health and safety, organizational development, and other strategic objectives. The CEO reviewed individual performance for the other NEOs and recommended to the Compensation Committee an individual performance factor ranging from 0% - 200% of target for each NEO.

	Corporate				Individual			Score
NEO	Weight		Score		Weight		Score	(% of Target)
Rod Antal	100%	X	127.79%	+	N/A	X	N/A	127.79%
Michael J. Sparks	80%		127.79%		20%		110%	124.23%
Bill MacNevin	80%		127.79%		20%		100%	122.23%
F. Edward Farid	80%		127.79%		20%		105%	123.23%
John Ebbett	80%		127.79%		20%		110%	124.23%

LTI Compensation Results

The 2023 PSU performance metrics consisted of three equally weighted metrics: gold-equivalent ounces produced, return on investment (“ROI”) and relative total shareholder return. Each metric was measured over the applicable three-year performance period. The production metric measured performance against the weighted average of the three (3) one-year budgets. The ROI metric measured the Company’s investment return over the performance period against a target percentage set by the Board at the time of grant. The relative TSR measured Share price performance over the performance period relative to our peer group.

The table below outlines the results of the performance metrics for the 2023 PSU awards (the “2023 PSUs”) over the performance period ended on December 31, 2025. The target return for the ROI performance metric for the 2023 PSUs was set at six percent (6%). The 2023 PSUs vested on March 7, 2026.

LTI Performance Metric	Target	Performance	Weighting	Result	Weighted Result
Production (1/3)
2023	760,957	706,894	41.42%	28.95%	11.99%
2024	588,750	399,267	32.05%	0.00%	0.00%
2025	487,546	447,207	26.54%	17.26%	4.58%
Total	1,837,253	1,553,368	100.00%		16.57%
	Production Score Achieved				3.51
ROI (1/3)
2023	6.00%	8.54%	33.33%	200.00%	66.67%
2024	6.00%	(6.98)%	33.33%	0.00%	0.00%
2025	6.00%	10.44%	33.33%	200.00%	66.67%
Total			100.00%		133.34%
	ROI Score Achieved				44.44
TSR (1/3)	<25 Percentile	50 Percentile	>75 Percentile	Percentile Achieved	Score Achieved
	0%	100%	200%	0.00%	0.00%
	TSR Score Achieved				0.00
PSU Score Achieved					49.97%

The performance metrics outlined above equate to a 49.97% performance score for the 2023 PSUs. The following table sets forth the actual payouts of the PSUs to the NEOs who were granted 2023 PSUs.

	2023 PSU Grants	Vest Date 30-Day VWAP		Vest Date Value	Performance Score	Payout Value
Name	(#)	($)		($)	(%)	($)
Rod Antal	131,145	27.96	(1)	3,666,290	49.97	1,832,045
Michael J. Sparks	32,937	27.96	(1)	920,787	49.97	460,117
Bill MacNevin	32,022	27.96	(1)	895,207	49.97	447,335
F. Edward Farid	33,547	27.96	(1)	937,840	49.97	468,639
John Ebbett	27,448	27.96	(1)	767,336	49.97	383,438
____________________
(1) Market value on the vest date was $27.96 for each share, which is the 30-day volume weighted average price ("VWAP") on the Nasdaq.

Executive Share Ownership Guidelines

We strongly encourage Share ownership by our executives and the Board reviews our Share ownership guidelines annually. Each NEO is expected to reach a prescribed level of Share ownership within five (5) years from the NEO’s date of hire or appointment based on the NEO’s role. The CEO is expected to own Shares representing at least five times his annual base salary; all other NEOs are expected to own Shares representing at least two times their respective annual base salaries. In addition to Shares beneficially owned, the full value of RSUs and 50% of the value of PSUs held by an executive officer are included when determining the value of Shares held by an executive. As of the date of this Proxy Statement, all NEOs are in compliance, or have time to be in compliance, with the Share ownership guidelines.

Employment Agreements

The Company has employment agreements with each of the NEOs that provide for participation in any bonus or incentive compensation plans that are available to senior management, as well as participation in any long-term incentive programs introduced for senior management. Termination payments in these agreements may be suspended or terminated if the NEO breaches any of the restrictive covenants in the agreement. For a description of the severance benefits provided in the employment agreements, see the narrative description following the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Policies and Procedures on the Timing of Equity Awards in Relation to the Disclosure of Material Non-Public Information

We do not grant equity awards in anticipation of the release of material non-public information (“MNPI”). We do not time the release of MNPI based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take MNPI into account when determining the timing and terms of such awards. We did not grant any stock options or stock appreciation rights at any time in 2025.

Tax and Accounting Considerations

In making compensation decisions, the impact of accounting implications and tax treatment of significant compensation decisions are considered. We believe that accounting and tax considerations are only one aspect of determining compensation and should not unduly influence compensation program designs that are consistent with our overall compensation philosophy and objectives. We retain the discretion to modify, design and implement elements of our compensation program that may not be tax efficient or that could have adverse accounting consequences, as well as designing such elements with tax and accounting efficiencies in mind.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation granted and/or earned by our NEOs for the 2025, 2024, and 2023 fiscal years.

		Salary	Bonus(1)	Share-Based Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation		Total Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)
Rod Antal	2025	1,075,000	1,612,500	3,225,000	1,579,804	70,937	(4)	7,563,241
Executive Chairman	2024	1,075,000		3,225,000	788,109	59,107		5,147,216
	2023	1,075,000		3,225,000	959,206	45,747		5,304,953
Michael Sparks(4)	2025	600,000	900,000	1,050,000	559,044	82,792	(4)	3,191,836
Executive Vice President &	2024	600,000		1,050,000	409,500	61,509		2,121,009
Chief Financial Officer	2023	540,000		810,000	332,392	42,717		1,725,109
Bill MacNevin	2025	600,000	900,000	1,050,000	550,044	61,962	(4)	3,162,006
Executive Vice President	2024	600,000		1,050,000	409,500	29,700		2,089,200
Operations and Sustainability	2023	525,000		1,837,500	334,971	35,450		2,732,921
F. Edward Farid	2025	580,000	870,000	1,015,000	536,059	67,149	(4)	3,068,209
Executive Vice President &	2024	580,000		1,015,000	395,850	46,869		2,037,719
Chief Strategy Officer	2023	550,000		825,000	342,672	28,240		1,745,912
John Ebbett	2025	490,000	735,000	857,500	456,553	44,864	(4)	2,583,917
Executive Vice President	2024	490,000		735,000	334,425	43,600		1,603,025
Growth and Innovation	2023	450,000		675,000	276,993	36,650		1,438,643
____________________
(1) In response to the challenges faced by the Company after the Çöpler Incident in 2024, and to reinforce stability, drive recovery, and align incentives with long-term value creation, the Compensation Committee approved a one-time cash retention incentive for each of our NEOs on March 6, 2024. Each retention bonus vested and was paid on June 6, 2025.
(2) The amounts in this column represent the USD grant date fair value of the RSUs and/or PSUs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The assumptions made, if any, when calculating the amounts in this column are found in Note 7 to the Consolidated Financial Statements of SSR Mining Inc. and its subsidiaries, as filed with the SEC on Form 10-K for 2021. The amounts reported in the Summary Compensation Table for the PSUs are the value at the grant date as determined in accordance with ASC 718, which assumes a payout at target. The maximum value of the PSUs is 200% of target.
(3) The amounts in this column represent STI plan awards.
(4) The amounts reported in this column for 2025 include: the Company's 401(k) plan matching contributions on the NEOs’ voluntary contributions for each of Mr. Antal, Mr. Sparks, Mr. MacNevin, and Mr. Ebbett ($17,500 each); the Company's 401(k) plan non‑elective contributions for each of Mr. Antal, Mr. Sparks, Mr. MacNevin, and Mr. Ebbett ($10,500 each); Group RRSP contributions for Mr. Farid ($21,475); and SERP contributions for Mr. Farid ($6,525). The amounts in this column also include the following amounts in 2025, calculated as the aggregate incremental cost to the Company for each item: financial planning services (for Mr. Antal, $15,824; for Mr. Sparks, $15,000; for Mr. Farid, $14,554), executive health assessments (for Mr. Antal, $24,947; for Mr. Sparks, $25,000; for Mr. MacNevin, $29,350; for Mr. Farid, $21,088; for Mr. Ebbett, $11,325), professional development dues and fees (for Mr. Sparks, $12,626;) and life insurance premiums.

Grants of Plan-Based Awards

The table below presents information regarding incentive-based awards granted to each NEO during the year ending December 31, 2025, including the short-term incentive plan and the Company’s share-based compensation plans.

		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units	Grant date fair value of stock and option awards(3)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Rod Antal
2025 STI	—	0	1,236,250	2,472,500				—
2025 PSU (payable in 2028)	1-Jan-25				0	235,229	470,458	—	1,612,500
2025 RSU	1-Jan-25							235,229	1,612,500
Michael J. Sparks
2025 STI	—	0	450,000	675,000				—
2025 PSU (payable in 2028)	1-Jan-25				0	76,586	153,172	—	525,000
2025 RSU	1-Jan-25							76,586	525,000
Bill MacNevin
2025 STI	—	0	450,000	675,000				—
2025 PSU (payable in 2028)	1-Jan-25				0	76,586	153,172	—	525,000
2025 RSU	1-Jan-25							76,586	525,000
F. Edward Farid
2025 STI	—	0	435,000	652,500				—
2025 PSU (payable in 2028)	1-Jan-25				0	74,033	148,066	—	507,500
2025 RSU	1-Jan-25							74,033	507,500
John Ebbett
2025 STI	—	0	367,500	551,250				—
2025 PSU (payable in 2028)	1-Jan-25				0	62,545	125,090	—	428,750
2025 RSU	1-Jan-25							62,545	428,750
____________________
(1) Amounts shown represent threshold, target and maximum amounts for 2025 STI bonuses, which are paid in cash. STI bonuses have a threshold payout of zero and a maximum payout of 200%. Actual amounts earned are shown in Summary Compensation Table.
(2) Amounts shown represent number of PSUs. At the time of settlement, PSUs are redeemed in cash and that cash value is multiplied by the performance percentage, which has a threshold payout of zero and a maximum payout of 200%.
(3) Market value at the time of grant was $6.86 for each share, which is the 30-day volume weighted average price ("VWAP") on the Nasdaq.

The Company has entered into employment agreements with each of our NEOs. In addition to providing for participation in the Company benefit plans in effect from time to time, these agreements provide for an annual base salary as described above, as well as eligibility to receive an annual performance bonus and equity award based on a percentage of base salary. The target and maximum annual bonus opportunities available to each NEO per their employment agreement is described in “Compensation Discussion and Analysis – Elements of Compensation – Short-Term Incentive Compensation.”

Each employment agreement also provides for certain payments upon a “qualifying termination,” as well as post-employment restrictive covenants. The material elements of these provisions are described below under “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes all option-based and share-based awards outstanding as of December 31, 2025.

			Share-based awards(1)
			Number of shares or units that have not vested	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2)
Name	Grant Date		(#)	($)	(#)	($)
Rod Antal	7-Mar-23	(3)	29,143	638,815
	1-Apr-24	(4)	185,089	4,057,151
	1-Jan-25	(5)	235,229	5,156,220
	7-Mar-23	(6)	131,145	2,874,698
	1-Apr-24	(7)			370,179	8,114,324
	1-Jan-25	(8)			235,229	5,156,220
Michael J. Sparks	7-Mar-23	(3)	7,322	160,498
	1-Apr-24	(4)	60,261	1,320,921
	1-Jan-25	(5)	76,586	1,678,765
	7-Mar-23	(6)	32,937	721,979
	1-Apr-24	(7)			120,523	2,641,864
	1-Jan-25	(8)			76,586	1,678,765
Bill MacNevin	1-Jan-23	(9)	23,382	512,533
	7-Mar-23	(3)	7,119	156,048
	1-Apr-24	(4)	60,261	1,320,921
	1-Jan-25	(5)	76,586	1,678,765
	7-Mar-23	(6)	32,022	701,922
	1-Apr-24	(7)			120,523	2,641,864
	1-Jan-25	(8)			76,586	1,678,765
F. Edward Farid	7-Mar-23	(3)	7,458	163,479
	1-Apr-24	(4)	58,252	1,276,884
	1-Jan-25	(5)	74,033	1,622,803
	7-Mar-23	(6)	33,547	735,350
	1-Apr-24	(7)			116,505	2,553,790
	1-Jan-25	(8)			74,033	1,622,803
John Ebbett	7-Mar-23	(3)	6,101	133,734
	1-Apr-24	(4)	42,183	924,651
	1-Jan-25	(5)	62,545	1,370,986
	7-Mar-23	(6)	27,448	601,660
	1-Apr-24	(7)			84,366	1,849,303
	1-Jan-25	(8)			62,545	1,370,986
____________________
(1) All share-based awards accrue dividend units, which vest per the terms of the underlying award.
(2) Calculated based on target performance and a market price of $21.92 for each share, which is the close price on the Nasdaq on December 31, 2025.
(3) Vest date is March 7, 2026.
(4) Vest dates are April 1, 2026, October 1, 2026, and April 1, 2027.
(5) Vest dates are January 1, 2026, January 1, 2027, and January 1, 2028.
(6) Cliff-vest after three years on March 7, 2026; performance period ended on December 31, 2025. For information on actual payout results see “2025 Compensation Results - LTI Compensation Results” above.

(7) Cliff-vest after three years on April 1, 2027.
(8) Cliff-vest after three years on January 1, 2028.
(9) Vest date is January 1, 2026.

Option Exercises and Stock Vested

The following table summarizes the value of all share-based awards vested or earned for each NEO during the 2025 fiscal year.

	Option Awards		Stock Awards
	Number of shares acquired or exercised	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
Name	($)	($)	(#)	($)
Rodney P. Antal	—	—	278,636	2,781,950	(1)
Michael J. Sparks	—	—	79,019	848,105	(1)
Bill MacNevin	—	—	70,668	893,742	(1)
F. Edward Farid	—	—	78,760	829,782	(1)
John Ebbett	—	—	43,503	557,786	(1)
____________________
(1) Amount includes the actual payout results of the 2022 PSUs that vested on March 7, 2025 for the performance period from January 1, 2022 through December 31, 2024.
Pension Benefits and Nonqualified Deferred Compensation Tables

The Company does not provide a defined benefit pension plan to its executives. As is common with most companies based in the United States, the Company provides an employer-sponsored defined contribution retirement account to all of its US-based employees, which includes a company-match for retirement contributions made by employees. The percentage match is the same for all US-based employees with annual regulatory caps to the amount of the matching contribution. The amounts contributed by the Company and employee to the 401(k) account are immediately vested and contributed to a third-party provider. As such, there is no ongoing liability to the Company associated with the amounts contributed to the Company’s employer-sponsored retirement accounts.

Potential Payments upon Termination or Change in Control

As discussed above, we are party to employment agreements with each of our NEOs that provide for certain termination payments upon a qualifying termination of employment, which are laid out in the table below.

Compensation Element	Separation Event
	Resignation/Retirement	Death/Disability	Termination for Cause(1)	Termination without Cause or for Good Reason(2)	Termination without cause or for good reason within 12 months following a change in control(3)
Salary	Base salary through termination	Base salary through termination	Base salary through termination	Base salary through termination	Base salary through termination
Prorated Bonus	Prorated bonus for employed portion of year	Prorated bonus for employed portion of year	None	Prorated bonus for employed portion of year	Prorated bonus for employed portion of year
Other Compensation	None	None	None	Lump sum amounts equal to (i) 24 months’ base salary, and (ii) 24 months’ average annual bonus paid during previous two years (or 24 months’ target bonus if length of service is less than two years)	Lump sum amounts equal to (i) 24 months’ base salary, and (ii) 24 months’ average annual bonus paid during previous two years (or 24 months’ target bonus if length of service is less than two years)
RSUs	Board discretion whether unvested shares (or a portion) vest upon the date of termination	All unvested shares vest upon the date of termination	All unvested shares are forfeited	Prorated vesting for portion of each grant earned while employed	All unvested shares vest upon the date of termination

PSUs	Board discretion whether unvested shares (or a portion) vest upon the date of termination	All unvested shares vest upon the date of termination and performance percentage is assumed to be 100%	All unvested shares are forfeited	Prorated vesting for portion of each grant earned while employed	All unvested shares vest upon the date of termination and performance percentage is assumed to be 100%
Pension, Benefits, & Perquisites	Coverage Ceases	Coverage Ceases	Coverage Ceases	Insurance benefits continue until the earlier of (i) 24 months after termination or (ii) the date the NEO becomes eligible for substantially similar benefits under a benefit plan, program or arrangement through a different employer of the NEO or spouse	Insurance benefits continue until the earlier of (i) 24 months after termination or (ii) the date the NEO becomes eligible for substantially similar benefits under a benefit plan, program or arrangement through a different employer of the NEO or spouse
____________________
(1)    “Cause” generally means a material breach of an employment agreement, failure to perform material duties, conviction for fraud or a felony, gross negligence of willful misconduct, or failure to materially comply with the Company Code of Conduct or other policies.
(2)    “Good Reason” generally means an NEO’s resignation because of a material change in their title, reporting responsibilities, salary, benefits or a relocation to a location more than a specified distance from the NEO’s principal officer.
(3)    A “Change in Control” means the occurrence of one or more of the following events: (a) the incumbent directors cease to hold a majority of the board; (b) the acquisition of more than 50% of the voting rights attaching to all shares of the Company which may be cast to elect directors of the Company, (c)    the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company, unless it is deemed to be a “Non-Qualifying Transaction”, (d) a complete liquidation or dissolution of the Company; (e) a sale or other disposition of all or substantially all of the property or assets of the Company, other than to an Affiliate or pursuant to a Non-Qualifying Transaction; or any determination by the majority of incumbent directors of the Company that a Change of Control has occurred.

The employment agreements with each NEO also include the following restrictive covenants: (1) an indefinite confidentiality agreement for material undisclosed information; (2) a non-solicitation agreement for the greater of either one year or the number of months of termination pay received; (3) a one-year non-competition agreement; and (4) an indefinite non-disparagement agreement.

In accordance with the compensation treatment under the various termination events, the following table sets out the potential incremental amounts that may be payable to each NEO, assuming a termination date of December 31, 2025. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment and would vary from those listed in the following table.

	Bonus(1)	Share-Based Awards(2)	All Other Compensation		Total
	($)	($)	($)		($)
Rod Antal
Resignation	873,658	—	—		873,658
Termination for cause	—	—	—		—
Termination without cause or resignation for good reason	873,658	12,094,356	3,897,315	(3)	16,865,329
Retirement	873,658	—	—		873,658
Disability	873,658	25,997,426	—		26,871,084
Death	873,658	25,997,426	—		26,871,084
Termination without cause or resignation for good reason within 12 months following a change in control	873,658	25,997,426	3,897,315	(3)	30,768,399
Michael J. Sparks
Resignation	370,946	—	—		370,946
Termination for cause	—	—	—		—
Termination without cause or resignation for good reason	370,946	3,696,037	1,941,892	(3)	6,008,875
Retirement	370,946	—	—		370,946
Disability	370,946	8,202,792	—		8,573,738
Death	370,946	8,202,792	—		8,573,738
Termination without cause or resignation for good reason within 12 months following a change in control	370,946	8,202,792	1,941,892	(3)	10,515,630

Bill MacNevin
Resignation	372,236	—	—		372,236
Termination for cause	—	—	—		—
Termination without cause or resignation for good reason	372,236	4,185,921	1,944,471	(3)	6,502,628
Retirement	372,236	—	—		372,236
Disability	372,236	8,690,819	—		9,063,055
Death	372,236	8,690,819	—		9,063,055
Termination without cause or resignation for good reason within 12 months following a change in control	372,236	8,690,819	1,944,471	(3)	11,007,526
F. Edward Farid
Resignation	369,261	—	—		369,261
Termination for cause	—	—	—		—
Termination without cause or resignation for good reason	369,261	3,615,125	1,898,522	(3)	5,882,908
Retirement	369,261	—	—		369,261
Disability	369,261	7,975,109	—		8,344,370
Death	369,261	7,975,109	—		8,344,370
Termination without cause or resignation for good reason within 12 months following a change in control	369,261	7,975,109	1,898,522	(3)	10,242,892
John Ebbett
Resignation	305,709	—	—		305,709
Termination for cause	—	—	—		—
Termination without cause or resignation for good reason	305,709	2,826,545	1,591,418	(3)	4,723,672
Retirement	305,709	—	—		305,709
Disability	305,709	6,251,320	—		6,557,029
Death	305,709	6,251,320	—		6,557,029
Termination without cause or resignation for good reason within 12 months following a change in control	305,709	6,251,320	1,591,418	(3)	8,148,447
____________________
(1) Bonus represents a prorated bonus for the employed portion of the year, which, as of December 31, 2025, equates to the average bonus paid to the NEO for the two fiscal years prior to the termination event.
(2) Assumes a market price of $21.92 for each share, which is the close price on the Nasdaq on December 31, 2025.
(3) Includes lump sum amounts equal to (i) 24 months’ base salary, and (ii) 24 months’ average annual bonus paid during previous two years.

CEO Pay Ratio

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain U.S. public companies must disclose the ratio of the CEO’s annual total compensation to the median annual total compensation of all employees (excluding the CEO). For 2025, we determined that the total compensation of our median employee, a worker at our Puna mine, was $58,230 and the total compensation of our CEO was $7,563,241. Based on the foregoing, for 2025, the ratio of the total compensation of our CEO to the total compensation of our median employee is 129:1. This pay ratio is a reasonable estimate, calculated in a manner consistent with SEC rules and based on our payroll and employment records.

We identified our median employee as of December 31, 2025. SSR Mining’s employee population at the time of determination consisted of approximately 2,837 full-time and part-time employees globally, including all seasonal and temporary employees employed as of that date. To determine the total compensation of our median employee, we used a consistently applied compensation measure defined as the annualized base salary, excluding overtime and other incentives, of an employee starting employment in 2025, but not adjusted for part-time status. Local currency was consistently converted as of December 31, 2025 using the average daily exchange rate for the applicable currency to United States dollars as of such date. No cost-of-living adjustment was applied and employees in all locations in which the Company has operations were included in the calculation. Based on this methodology, an employee was identified as the median employee from the total SSR Mining population, who was then used as the 2025 median employee.

The SEC rules for identifying the median employee, and calculating the pay ratio based thereon, allow companies to adopt a variety of methodologies, exclusions, and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, the following table summarizes the compensation of our CEO, and the average compensation of the other NEOs (“Non-CEO NEOs”), as reported in the Summary Compensation Table, as well as their “compensation actually paid” (“CAP”) as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

The Compensation Committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown. For further information concerning our “pay-for-performance” compensation philosophy and greater detail on the elements of our executive compensation program, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.

					Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total Paid to Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	Cumulative Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)	Net Income	Gold-Equivalent Ounces Produced(5)
Year	($)	($)	($)	($)	($)	($)	($)	(#)
2025	7,563,241	23,819,845	3,001,492	7,775,513	114.41	261.46	362,417,000	447,207
2024	5,115,709	2,491,644	1,944,919	1,264,848	36.33	94.21	(352,582,000)	399,267
2023	5,285,606	(149,067)	1,968,184	300,972	56.16	77.54	(120,225,000)	706,894
2022	4,610,900	787,873	2,395,370	1,306,548	80.17	68.90	210,428,000	623,819
2021	5,572,402	1,379,663	1,945,563	826,874	89.08	78.62	425,922,000	794,456
____________________
(1) The table below clarifies which NEOs were used to calculate the CEO and Non-CEO NEOs amounts:

	2021	2022	2023	2024	2025
CEO	Mr. Rod Antal	Mr. Rod Antal	Mr. Rod Antal	Mr. Rod Antal	Mr. Rod Antal
Non-CEO NEOs	Mr. Michael Sparks Mr. F. Edward Farid Ms. Alison White Mr. Stewart Beckman	Mr. Michael Sparks Mr. F. Edward Farid Ms. Alison White Mr. Stewart Beckman	Mr. Michael Sparks Mr. Bill MacNevin Mr. F. Edward Farid Ms. Alison White	Mr. Michael Sparks Mr. Bill MacNevin Mr. F. Edward Farid Mr. John Ebbett	Mr. Michael Sparks Mr. Bill MacNevin Mr. F. Edward Farid Mr. John Ebbett

(2) CAP, as required under SEC rules, reflects adjusted values of unvested and vested equity awards during the years shown in the table based on year-end share prices, various accounting valuation assumptions, and projected performance modifiers, but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of the methodology and calculation of NEO pay each year, please see the “Compensation Discussion and Analysis” section of this Proxy Statement and that of years prior. The Summary Compensation Table totals reported for the CEO and the average of the Non-CEO NEOs for each year were subject to the following adjustments, as computed in accordance with Item 402(v) of Regulation S-K, to calculate CAP:

	CEO		Non-CEO NEOs Averages
	2025		2025
Total Compensation as reported in Summary Compensation Table (SCT)	7,563,241		3,001,492
Pension values reported in SCT(a)	—		—
Fair value of equity awards granted during fiscal year	3,225,000	(b)	993,125	(b)
Change in fair value of equity awards granted in current year: change in value of awards from time of grant to end of year-end	7,087,450		2,182,542
Change in fair value of awards that vested during current fiscal year: change in value of awards from end of prior fiscal year to vest date	1,689,436		442,219
Change in fair value of awards that were unvested at end of current fiscal year: change in value of awards from end of prior fiscal year to end of current fiscal year	10,704,718		3,142,385
Dividends or other earnings paid on stock awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—		—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—		—
Compensation Actually Paid	23,819,845		7,775,513
____________________
(a) The Company does not offer a pension plan or nonqualified deferred compensation to its employees, including NEOs. As such, no adjustment was needed with respect to pensions and nonqualified deferred compensation.
(b) Market value at the time of grant was $4.36 for each share, which is the 30-day volume weighted average price ("VWAP") on the Nasdaq as of March 28, 2024.

(3) The Cumulative Total Shareholder Return is based on SSR Mining's Nasdaq trading volume.

(4) The peer group for each listed fiscal year consists of the companies identified as our compensation benchmarking peer group, as reported in the Compensation Discussion & Analysis in each applicable proxy statement for the subject fiscal years. For 2021 the companies include Agnico Eagle Mines Limited, Alamos Gold Inc., B2Gold Corp., Centerra Gold Inc., Eldorado Gold Corporation, Endeavour Mining plc, Hecla Mining Company, IAMGOLD Corporation, Kinross Gold Corporation, Kirkland Lake Gold Ltd, Newcrest Mining Limited, OceanaGold Corporation, Pan American Silver Cop. and Yamana Gold Inc. For 2022, all of these companies are included except Kirkland Lake Gold Ltd, which was removed due to its acquisition by Agnico Eagle Mines Limited and replaced by Equinox Gold Corp. For 2023, all of the 2022 peer group companies are included except Yamana Gold Inc., which was removed due to its becoming a private company and replaced by Coeur Mining Inc. For 2024, we removed Agnico Eagle Mines Limited and Kinross Gold Corporation, both of which were determined to no longer align with the Company’s size and operational characteristics, and Newcrest Mining Limited, which was acquired by Newmont Corporation. In place of the removed companies, we added Dundee Precious Metals Inc. (n/k/a DPM Metals Inc.), Hudbay Minerals Inc., and Lundin Gold Inc. to our 2024 peer group. We made no additional changes to the peer group for 2025.

(5) The Company has identified gold-equivalent ounces produced as the company-selected measure, as it represents the most important financial performance measure used to link NEO CAP to the Company’s performance.

Relationship Between Compensation Actually Paid and Performance Measures

The charts below reflect the relationship between the CEO and the average Non-CEO NEO CAP and the performance measures shown in the pay versus performance table for the reporting years:

CAP vs. Total Shareholder Return
$25,000,000
$23,000,000
$21,000,000
$19,000,000
$17,000,000
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
$240.00
$190.00
$140.00
$90.00
$40.00
$(10.00)
2021
2022
2023
2024
2025
CEO CAP
NEO Avg CAP
Cumulative TSR
Peer Group TSR

CAP vs. Net Income
$25,000,000
$23,000,000
$21,000,000
$19,000,000
$17,000,000
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
$(3,000,000)
$(5,000,000)
$2,500,000,000
$2,250,000,000
$2,000,000,000
$1,750,000,000
$1,500,000,000
$1,250,000,000
$1,000,000,000
$750,000,000
$500,000,000
$250,000,000
$-
$(250,000,000)
$(500,000,000)
2021
2022
2023
2024
2025
CEO CAP
NEO Avg CAP
Net Income

CAP vs. Gold-Equivalent Ounces Produced
$25,000,000
$23,000,000
$21,000,000
$19,000,000
$17,000,000
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
$1,000,000
$(1,000,000)
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2021
2022
2023
2024
2025
CEO CAP
NEO Avg CAP
Gold Produced

(Company Selected Measure)

In 2025, the Company’s strong share price performance—reflecting a 215% year‑over‑year increase—resulted in higher values for all vested and outstanding equity awards held by our NEOs. The increase in CAP for 2024 primarily reflects the change in value of equity awards granted on April 1, 2024, which were issued at a share price of $4.36 and valued at year‑end using a fair value of $6.96, while all other outstanding or vested awards declined in value during the year.

Performance Measures used to Link CAP to the NEOs in 2025 to the Company’s Performance

The following table describes the most important financial measures that we use to assess Company performance each year and determine CAP to our NEOs:

Measure	Nature	Explanation
Gold-Equivalent Ounces Produced	Financial measure	Actual gold and gold-equivalent ounces produced.
Cost of Sales	Financial measure	The total of all costs associated with producing gold and gold-equivalent ounces, and does not include depreciation, depletion and amortization. The Company uses cost of sales as the GAAP equivalent to the non-GAAP metric all-in sustaining costs (AISC).
Relative TSR	Financial measure	Total shareholder return relative to the Company's peer group.
Return on Invested Capital	Financial measure	The rate of return on cash invested in the Company’s business.

PROPOSAL No. 3

Ratification of Appointment of Independent Registered Public Accounting Firm

Subject to applicable law, the Audit Committee is directly responsible for the compensation and oversight of the work of the independent external auditor. The Audit Committee has adopted procedures for the approval of engagements for services of its external auditor. In addition, the Audit Committee requires pre-approval of all non-audit services provided by the external auditor. For more information on the Audit Committee and the auditor, please refer to the “Report of the Audit Committee” section of this Proxy Statement.

The Audit Committee of the Board has approved the retention of PricewaterhouseCoopers LLC (“PwC”) as our independent registered public accountants to audit our financial statements for fiscal year 2026. We expect that a representative of PwC will attend the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

Shareholders are asked to ratify the appointment of PwC, although your ratification is not required, as the auditor of the Company to hold office until the next annual meeting of Shareholders and to authorize the Board to fix the remuneration of the auditor.

The Board recommends you vote FOR the ratification of the appointment of PwC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. Unless otherwise instructed, the persons designated on the proxy card intend to vote FOR the resolution to appoint PwC, as auditor of the Company.

REPORT OF THE AUDIT COMMITTEE

SSR Mining strongly values the importance of accurate and transparent financial disclosure and effective internal controls on financial reporting. To that end, the Company is continually working to maintain sound accounting practices, internal controls and risk management practices. The Audit Committee is responsible for the oversight of the Company’s financial reporting and audit processes and related internal controls on behalf of the Board. The Audit Committee actively assists the Board in fulfilling its oversight responsibilities to ensure: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualification and independence of the Company’s independent auditor; and (iv) the effective performance of the Company’s independent auditor. In addition to its audit function, the Audit Committee also reviews the risk identification and management process developed by management.

The Board has determined that all members of the Audit Committee are independent according to the Board’s independence standards as set forth in the Board of Directors Terms of Reference, Nasdaq requirements and NI 52-110. The Board has also determined that all members of the Audit Committee are “financially literate” within the meaning of and as required by NI 52-110. NI 52-110 further prescribes rules regarding the responsibilities, composition and authority of the Audit Committee.

At least annually, the Audit Committee reviews the Company’s various disclosure and internal control policies, plans and procedures. The Audit Committee has reviewed and discussed with management and PwC, the Company’s independent auditor, the organizational structure, procedure and practices that support the objectivity of the Company’s internal audit function and the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2025. The Audit Committee has also reviewed and discussed with management and PwC the audited financial statements of the Company for the fiscal year ended December 31, 2025, including the quality and acceptability of the Company’s financial reporting practices and the completeness and clarity of the related financial disclosures.

Risk Management and Conflicts of Interest

SSR Mining faces many risks including, but not limited to: financial, regulatory, operational, compliance, and reputational risks. Management is responsible for the day-to-day management of risk and has an enterprise risk management program. The Audit Committee monitors the Company’s risk management process, focusing primarily on financial and regulatory compliance risk. The Audit Committee receives regular reports of the Company’s ethics and compliance activities, including a review of management’s compliance risk assessment and the efforts undertaken to mitigate ethics and compliance risks during the year. In addition to ensuring that there are mechanisms for the anonymous submission of ethics and compliance reports generally, the Audit Committee has established specific procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee also analyzes and reviews the Company’s cybersecurity framework to ensure appropriate measures are in place to mitigate cyber risk.

The Company’s Code of Conduct requires that all employees and directors avoid any activity that may interfere or conflict, or have the appearance of interfering or conflicting, with their business responsibility. The Audit Committee has the responsibility of reviewing any related-party transactions and in accordance with our Whistleblower Policy responds to any conflict-of-interest situations that may arise.

Independent External Auditor

PwC has been the Company’s independent auditor since 1989, with the PwC engaged through their Canadian operations (“PwC Canada”) until 2023 when the Company’s transitioned to PwC’s United States operations (“PwC United States”). Additional details regarding this transition are available in the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2023.

The Company’s independent auditor reports directly to the Audit Committee, which has the designated authority to appoint, oversee, evaluate and discharge the independent auditor and to approve fees paid for their services. At Audit Committee meetings, the Audit Committee candidly discusses the Company’s financial reporting with the independent auditor, often without management present. The Audit Committee reviews, with the independent auditor, the results of the independent auditor’s annual audit and quarterly reviews of the Company’s financial statements and related disclosures. The Audit Committee annually reviews the independent auditor’s performance and independence in connection with the Audit Committee’s determination of whether to retain the independent auditor or engage another firm as the independent auditor. As part of the review, the Audit Committee considers the independent auditor’s performance, tenure and familiarity with the Company’s global operations and business, and their capabilities and expertise in handling the breadth and complexity of these operations.

Subject to applicable law, the Audit Committee is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee has adopted procedures for the approval of engagements for services of its external auditor and the Audit Committee’s policy requires pre-approval of all non-audit services provided by the external auditor.

The following table presents fees for services rendered by PwC for 2025 and 2024:

For the Year Ended December 31,	2025	2024
	($)	($)
Audit Fees	3,075,550	3,465,813
Audit-related Fees	20,000	127,444
Tax Fees	—	—
All Other Fees	12,500	—
Total	3,108,050	3,593,257

Audit Fees

Audit fees represent fees for the audit of our annual consolidated financial statements, the review of condensed consolidated financial statements, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year. Audit fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.

Audit-Related Fees

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements or internal control over financial reporting, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. This category may include fees related to the performance of audits and attest services not required by statute or regulations; due diligence related to mergers and acquisitions; and accounting consultations about the application of GAAP to proposed transactions.

Tax Fees

Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

All Other Fees

This category consists of fees for products and services other than the services reported above, including fees for subscription to PwC’s online research tool.

The Audit Committee has determined that the non-audit services rendered by PwC were compatible with maintaining its independence. All such non-audit services were pre-approved by the Audit Committee pursuant to the Company’s pre-approval policy.

Recommendations

Based on the review and discussions discussed above, the Audit Committee recommended to the Board that the audited annual financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC and on SEDAR+.

The Audit Committee has also discussed with PwC the matters required to be discussed by the applicable rules and requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from SSR Mining.

The Audit Committee also recommends the appointment of PwC as the Company’s independent auditor to serve until the 2027 annual meeting of Shareholders.

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

Submitted by the Audit Committee

Laura Mullen, Chair
Thomas R. Bates, Jr.
Brian R. Booth
Kay Priestly

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Shares as of March 9, 2026, by:

a.Each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Shares of the Company;
b.Each NEO and director nominee of the Company; and
c.All current executive officers and director nominees of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 204,782,531 Shares issued and outstanding as of March 9, 2026.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Shares.

Directors(1) and Executive Officers	Common Shares	Other Shares That May be Acquired Within 60 days	Total Shares Beneficially Owned	Percentage of Class
Thomas Bates, Jr.	26,230		26,230	0.013%
Brian R. Booth	18,724		18,724	0.009%
Alan P. Krusi	25,091		25,091	0.012%
Daniel Malchuk	—		—	—%
Laura Mullen	—		—	—%
Kay Priestly	—		—	—%
Karen Swager	—		—	—%
Rod Antal	911,516	61,696	973,212	0.475%
Michael J. Sparks	167,416	20,087	187,503	0.092%
Bill MacNevin	113,687	20,087	133,774	0.065%
F. Edward Farid	131,140	19,417	150,557	0.074%
John Ebbett	61,313	14,061	75,374	0.037%
All Directors and Executive Officers as a Group (13 persons)	1,485,996	144,818	1,630,814	0.796%
____________________
(1) Director share units ("DSUs") were awarded to all non-executive directors. DSUs are immediately fully vested and non-forfeitable and, upon retirement from the Board of Directors, the holder of DSUs is entitled to receive the cash value for each DSU. Because DSUs are not settled in Shares of the Company, they are not included in this table.

Certain Beneficial Owners

We have been notified by the holder(s) identified in the following table that such holder is the beneficial owner (as defined by the rules of the SEC) of more than 5% of the outstanding Shares of the Company as of the record date, March 9, 2026. According to the most recent Schedule 13G filed by this beneficial owner with the SEC, these shares were acquired in the ordinary course of business and were not acquired for the purpose of, and do not have the effect of, changing or influencing control over the Company.

Name	Common Shares	Percentage of Class
Van Eck Associates Corporation	14,260,019	6.96%
666 Third Ave. - 9th Floor
New York, New York 10017
Global X Management CO LLC	11,426,163	5.58%
605 3rd Avenue, 43rd Floor
New York, NY 10158

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

To the knowledge of the Company, other than as disclosed elsewhere in this Proxy Statement, no officer or director of the Company, any subsidiary, any insider, any nominee director, or any Shareholder owning more than 10% of the voting Shares of the Company (or any associate or affiliate of any of the foregoing), has had any interest, direct or indirect, in any transaction or proposed transaction with the Company or any of its subsidiaries since the commencement of the Company’s most recently completed financial year.

Interest of Certain Persons in Matters to be Acted Upon

With respect to matters to be acted upon at the Annual Meeting, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial interest or otherwise, of any director or executive officer of the Company, or any associate or affiliate of the foregoing, in any matter to be acted upon at the Annual Meeting.

To the knowledge of the Company, other than as disclosed elsewhere in this Proxy Statement, no informed person of the Company, proposed director of the Company, or any associate or affiliate of any informed person or proposed director has had any interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would affect the Company or any of its subsidiaries.

Management Contracts

All management functions of the Company or any of its subsidiaries are performed by the directors and executive officers of the Company and its subsidiaries.

Indebtedness of Officers and Directors

As of the date of this Proxy Statement, no individual who is, or at any time during the most recently completed financial year was, a director or an officer of the Company, and no associate of any such officer or director, or proposed nominee is, or at any time since the beginning of the most recently completed financial year of the Company has been, indebted to the Company or any of its subsidiaries.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

FORWARD-LOOKING INFORMATION

Certain statements contained in this Proxy Statement (including information incorporated by reference herein) are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are intended to be covered by the safe harbor provided for under these sections. Forward looking statements can be identified with words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “intend,” “estimate,” “projects,” “predict,” “potential,” “continue” and similar expressions, as well as statements written in the future tense. When made, forward-looking statements are based on information known to management at such time and/or management’s good faith belief with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the Company's forward-looking statements. Many of these factors are beyond the Company's ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, without limitation: timing, production, cost, operating and capital expenditure guidance; the Company’s intention to return excess attributable free cash flow to shareholders; the timing and implementation of the Company’s dividend policy; the implementation of any share buyback program; statements regarding plans or expectations for the declaration of future dividends and the amount thereof; future cash costs and all-in sustaining costs (“AISC”) per ounce of gold, silver and other metals sold; the prices of gold, silver, copper, lead, zinc and other metals; mineral resources, mineral reserves, realization of mineral reserves, and the existence or realization of mineral resource estimates; the Company’s ability to discover new areas of mineralization; the timing and extent of capital investment at the Company’s operations; the timing of production and production levels and the results of the Company’s exploration and development programs; current financial resources being sufficient to carry out plans, commitments and business requirements for the next twelve months; movements in commodity prices not impacting the value of any financial instruments; estimated production rates for gold, silver and other metals produced by the Company; the estimated cost of sustaining capital; availability of sufficient financing; receipt of regulatory approvals; the timing of studies, announcements, and analysis; the timing of construction and development of proposed mines and process facilities; ongoing or future development plans and capital replacement; estimates of expected or anticipated economic returns from the Company’s mining projects, including future sales of metals, concentrate or other products produced by the Company and the timing thereof; the Company’s plans and expectations for its properties and operations; the Company’s ability to efficiently integrate acquired mines and businesses and to manage the costs related to any such integration, or to retain key technical professional or management personnel; and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.

Such forward-looking information and statements are based on a number of material factors and assumptions, including, but not limited to, timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions. While we consider these factors and assumptions to be reasonable based on information currently available to us, they may prove to be incorrect. The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking statements and information, and such statements and information will not be updated to reflect events or circumstances arising after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

GENERAL VOTING MATTERS

Voting Rights

Shareholder of Record

If your Shares are registered directly in your name with our transfer agent, Computershare, you are considered the “shareholder of record,” with respect to those Shares. As a shareholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.

Beneficial Owner

If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of Shares held in street name. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the Shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your Shares. As a beneficial owner of Shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the shareholder of record, you may not vote your Shares unless you appoint yourself as a proxyholder to attend the virtual meeting (for Canadian beneficial holders) or request and obtain a valid legal proxy from your broker, bank, or other agent (for US-based beneficial holders).

How to Vote

For Proposal 1, you may vote “For” or “Withhold” with respect to each nominee to the Board. For Proposal 2, you may vote “For”, “Against” or “Withhold” from voting. For Proposal 3, you may vote “For” or “Withhold” from voting. The procedures for voting are outlined below.

If you are a Shareholder as of the Record Date, you may vote during the Annual Meeting by (i) attending the Annual Meeting virtually and following the instructions attached as “Appendix C” to this Proxy Statement, (ii) or by proxy (x) over the Internet at www.investorvote.com (for Registered Shareholders) or www.proxyvote.com (for Non-Registered Shareholders); (y) by phone by calling 1-866-732-VOTE (8683) from a touch-tone phone (for Registered Shareholder) or calling the toll-free number listed on your voting instruction form (“VIF”) from a touch tone phone (for non-Registered Shareholders); or (z) by signing and returning the form of proxy or voting instruction form in the enclosed envelope. For additional information regarding voting, see the “Voting Instructions” section of this Proxy Statement.

Whichever method you use, giving us your proxy means you authorize us to vote your Shares at the Annual Meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representative named in the proxy will vote your Shares in favor of the director nominees identified in this Proxy Statement and “For” Proposals 2 and 3.

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

If you are a beneficial owner and hold Shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must appoint yourself as a proxyholder (for Canadian beneficial owners) or obtain a valid legal proxy from your broker, bank, or other agent (for US beneficial owners). Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

You may receive more than one set of proxy-related materials depending on how you hold your Shares. Please vote all of your Shares. To ensure that all of your Shares are voted, for each set of proxy-related materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Revoking a Proxy

A shareholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the Internet, or by delivering to the Corporate Secretary of the Company a revocation of the proxy in writing so that it is received by the Company at 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237, prior to the Annual Meeting.

A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your Shares at the Annual Meeting, by attending the Annual Meeting virtually and voting during the Annual Meeting.

Solicitation

These proxy-related materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to Shareholders on or about March 25, 2026. We have engaged Alliance Advisors, to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Alliance Advisors a fee of $31,500. We will also reimburse Alliance Advisors for reasonable out-of-pocket expenses and will indemnify Alliance Advisors and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy-related materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy-related materials to beneficial owners.

Votes Required

The vote required for Proposal 1 for the election of directors by Shareholders shall be a majority of the votes cast by proxy or in person with respect to a director nominee, in accordance with the majority voting policy and the Company’s articles. Abstentions and “broker non-votes” (as defined below) will not count as votes either ‘For’ or ‘Against’ a nominee.

Proposal 2 is advisory only and will not be binding on the Company or the Board.

The vote required for Proposal 3 to ratify the appointment of the Company’s independent registered public accounting firm shall be a majority of the votes cast by proxy or in person, in accordance with the majority voting policy and the Company’s articles.

If your Shares are held by a broker, the broker will ask you how you want your Shares to be voted. If you give the broker instructions, your Shares must be voted as you direct. If you do not give your broker instructions, Canadian brokers are prohibited from voting your Shares on all matters. U.S. brokers are also prohibited from voting your Shares with respect to 'non-routine' matters, which include the election of directors (Proposal 1) and the say on pay advisory vote (Proposal 2). When this happens, it is called a "broker non-vote." Broker non-votes are counted in determining presence of a quorum at the Annual Meeting, but they will have no effect on the voting for Proposals 1 and 2. U.S. brokers, however, may vote your Shares with respect to ‘routine’ matters, which includes the ratification of the selection of Company's independent registered public accounting firm (Proposal 3).

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum. This means that at least two persons who are, or who represent by proxy, the holders of record of at least one-third of the voting power of the issued and outstanding Shares entitled to vote at the Annual Meeting must be present at the Annual Meeting. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any Shareholders.

Notice-and-Access

The Company is sending out proxy-related materials to Shareholders using the notice-and-access mechanism that came into effect on February 11, 2013 under National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer. The Company anticipates that notice-and-access will directly benefit the Company through a reduction in both postage and material costs and also promote environmental responsibility by decreasing the large volume of paper documents generated by printing proxy-related materials.

Shareholders will be provided with electronic access to our Notice of Meeting, this Proxy Statement, the proxy card (if you are a Registered Shareholder) or a VIF (if you are a Non-Registered Holder) and our financial statements for the year ended December 31, 2025 on the Company’s page on EDGAR (www.sec.gov/edgar.shtml), SEDAR+ (www.sedarplus.ca) and also on the Company’s website at http://ir.ssrmining.com/investors/agm. The Company has not adopted a stratification procedure whereunder printed copies of the proxy-related material are delivered to certain Shareholders and not to others.

The Company does not intend to pay for intermediaries to forward to objecting beneficial owners under NI 54-101 the proxy-related materials and Form 54-101F7 – Request for Voting Instructions Made by Intermediary, and therefore, in the case of an objecting beneficial owner, the objecting beneficial owner will not receive the proxy-related materials unless the objecting beneficial owner’s intermediary assumes the cost of delivery.

Householding

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more Shareholders reside. This procedure reduces the volume of duplicate information Shareholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions. Each Shareholder retains a separate right to vote on all matters presented at the Annual Meeting.

If, at any time, you wish to receive a separate copy of this Proxy Statement or other proxy-related materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy-related materials, please mail your request to the Corporate Secretary of the Company.

Shareholder Proposals for the 2027 Annual Meeting of Shareholders

Shareholders who wish to present proposals at our 2027 annual meeting of Shareholders (the “2027 Annual Meeting”) and wish to have those proposals included in the proxy-related materials to be distributed by us in connection with our 2027 Annual Meeting must submit their proposals to the Company at 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237 on or before November 25, 2026. Any such proposal must conform to and include the information required by SEC Rule 14a-8 in order for such proposal to be eligible for inclusion in our 2027 proxy statement. We are not required to include in our proxy statement and form of proxy a shareholder proposal that was received after that date or that otherwise fails to meet the requirements for shareholder proposals established by SEC regulations.

Future Annual Meeting Business

In order to be properly brought before the 2027 Annual Meeting, regardless of inclusion in our Proxy Statement, notice of a matter a Shareholder wishes to present, including any director nominations, must be delivered to the

Company at 6900 E. Layton Avenue, Suite 1300, Denver, Colorado 80237, not less than 90 days nor more than 120 days prior to the one-year anniversary of this year’s Annual Meeting date, which would be no later than the close of business on February 6, 2027 and no earlier than the close of business on January 7, 2027.

Further, if you intend to nominate a director other than the Board’s nominee and solicit proxies in support of such director nominee at the 2027 Annual Meeting, you must also provide the notice and additional information required by Rule 14a-19 under the Exchange Act to the Company at the address noted above no later than the close of business on March 8, 2027. This deadline for the supplemental notice and information required under Rule 14a-19 does not supersede any of the timing requirements described in this section.

If, however the date of the 2027 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary of this year’s Annual Meeting date, then (i) such written advance notice of a matter that a Shareholder wishes to present at an annual meeting must be received by the Company at the address indicated above not earlier than 90 days prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the Company and (ii) the notice and information required by Rule 14a-19 must be received by the Company no later than close of business on the later of the 60th day before the date of the 2027 Annual Meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

The Shareholder must also provide all of the information required by our articles and Rule 14a-19.

Voting Results

The results of the Annual Meeting Shareholder vote will be disclosed via a press release and Current Report on Form 8-K and will be available on the Company’s page on EDGAR (www.sec.gov/edgar.shtml) and SEDAR+ (www.sedarplus.ca). The Company will also make available a recording of the Annual Meeting on the Company’s website at http://ir.ssrmining.com/investors/agm, along with the Company’s answers to all appropriate questions received during the Annual Meeting.

VOTING INSTRUCTIONS

You are a “Registered Shareholder” if your Shares are held in your name. The Company has made a list of all persons who were registered holders of Shares as of the close of business on March 9, 2026, and the number of Shares registered in the name of each person on that date.

Each Shareholder on the Record Date will be entitled to one vote for each Share held by such Shareholder on all matters proposed to come before the Annual Meeting, except to the extent that such Shareholder has transferred any such Shares after the Record Date and the transferee of such Shares establishes ownership thereof and makes a written demand, not later than ten (10) days before the Annual Meeting, to be included on the list of Shareholders entitled to vote at the Annual Meeting, in which case the transferee will be entitled to vote such Shares at the Annual Meeting.

Registered Shareholder Voting

Voting During the Annual Meeting

If you wish to vote while the virtual Annual Meeting is in session, do not complete or return the proxy form. To attend and vote at the Annual Meeting:

•log in at https://meetnow.global/MSL6VUX at least 15 minutes before the meeting starts
•select “Shareholder” on the login screen
•enter the 15-digit Control Number located on the form of proxy or in the email notification you received

If, as a Registered Shareholder, you are using your control number to log-in to the Annual Meeting, you will be provided the opportunity to vote by online ballot at the appropriate time on the matters put forth at the Annual Meeting. If you have already voted by proxy and you vote again during the online ballot during the Annual Meeting, your online vote during the Annual Meeting will revoke your previously submitted proxy. If you have already voted by proxy and do not wish to revoke your previously submitted proxy, do not vote again during the online ballot.

A proxy can be submitted to Computershare either in person, or by mail or courier to:

100 University Avenue, 8th Floor,
Toronto, Ontario,
M5J 2Y1;
or
via the internet at www.investorvote.com.

The proxy must be deposited with Computershare by no later than 5:00 p.m. MDT (Denver) on May 5, 2026, or if the meeting is adjourned or postponed, not less than two (2) business days before the commencement of such adjourned or postponed meeting.

Registered Shareholders who wish to appoint someone other than the management nominees as their proxyholder to attend and participate at the Annual Meeting as their proxy and vote their Shares MUST submit their proxy, appointing that person as proxyholder AND, if that person will be attending the Annual Meeting online, register that proxyholder online, as described below under the “To Register your Proxyholder” section. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy if your proxyholder will be attending the Annual Meeting online. Failure to register the proxyholder will result in the proxyholder not receiving an Invitation Code that is required to be able to attend and participate at the Annual Meeting.

If you are using the Invitation Code provided by Computershare to login to the online meeting (i.e. Computershare sent you an email with an Invitation Code), you must accept the terms and conditions to represent the Shares appointed to you.

Should you just wish to enter as a Guest, accept the terms and conditions and enter as a Guest.

Voting by Proxy

If you are a Registered Shareholder, the applicable proxy form(s) are included in your Notice Package. Registered Shareholders have four options to vote by proxy:

By Telephone (only within Canada or the United States):

•Call 1-866-732-VOTE (8683) from a touch-tone phone and follow the instructions. You will need the 15-digit control number located on the proxy form included in the proxy-related materials. You do not need to return your proxy form.

By Internet:

•Go to www.investorvote.com. You will need the 15-digit control number located on the proxy form included in the proxy-related materials. You do not need to return your proxy form.

By Mail:

•Complete, date and sign the proxy form included in the proxy-related materials and return it in the envelope provided or otherwise by mail to:

Computershare Investor Services Inc.
Attention: Proxy Department
100 University Avenue, 8th Floor
Toronto, Ontario, M5J 2Y1

The persons already named in the proxy included in your Notice Package are either directors or officers of the Company. Please see “General Voting Matters — How to Vote” above.

Non-Registered Shareholder Voting

Shareholders, or the persons they appoint as their proxies, are permitted to vote at the Annual Meeting. However, in many cases, Shares of the Company that are beneficially owned by a person (a “Non-Registered Holder”) are registered either:

•in the name of an intermediary such as a bank, trust company, securities dealer, trustee or administrator of self-administered RRSPs, RRIFs, RESPs, TFSAs or similar plans (each an “Intermediary”) that represents the Non-Registered Holder in respect of its Shares; or

•in the name of a depository (a “Depository”, such as CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

If you are a Non-Registered Holder and have received these proxy-related materials through your broker, custodian, nominee or other intermediary, please complete and return the VIF provided to you by your broker, custodian, nominee or other intermediary in accordance with the instructions provided therein. Non-registered holders who have not duly appointed themselves as proxy will not be able to participate at the Annual Meeting.

As an alternative to submitting your voting instructions to your intermediary by completing and returning your VIF, a Non-Registered Holders may vote using one of the following methods:

Voting During the Virtual Meeting:

Non-Registered Holders must appoint themselves as proxyholder by registering with Computershare at www.computershare.com/ssrmining as described below under the “To Register your Proxyholder” section, to receive login credentials to attend and vote at the virtual meeting:

•log in at https://meetnow.global/MSL6VUX at least 15 minutes before the meeting starts
•select “Invitation Code” on the login screen
•enter the Invitation Code located in the email notification you received

Voting By Proxy

By Internet:

•Go to www.proxyvote.com, enter your control number and provide your voting instructions.

By Telephone:

•Call the toll-free number listed on your VIF from a touch tone phone and follow the automatic voice recording instructions to vote. You will need your control number to vote.

The Company may utilize the Broadridge QuickVote™ service to assist Non-Registered Holders with voting their Shares. Certain Non-Registered Holders who have not objected to the Company knowing who they are (non-objecting beneficial owners), may be contacted by Alliance Advisors to conveniently obtain a vote directly over the telephone.

Canada – Voting Instructions

Generally, Non-Registered Holders will receive a package from their Intermediary containing either:

•a VIF that must be properly completed and signed by the Non-Registered Holder and returned to the Intermediary in accordance with the instructions on the VIF;

or, less typically

•a form of proxy card that has already been stamped or signed by the Intermediary and is restricted as to the number of Shares beneficially owned by the Non-Registered Holder, but which otherwise has not been completed. In this case, the Non-Registered Holder who wishes to submit a proxy should properly complete the proxy card and deposit it with Computershare by mail as described above. Note that voting by Internet or telephone may not be available for such Non-Registered Holders.

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of Shares of the Company that they beneficially own.

Appointment of a Third-Party as Proxy

The following applies to Shareholders who wish to appoint someone as their proxyholder other than the management nominees named in the form of proxy or VIF. This includes non-registered Shareholders who wish to appoint themselves as proxyholder to attend and participate at the Annual Meeting online.

To appoint someone other than the management nominees as your proxyholder, you must submit your proxy or VIF to the appropriate party prior to registering your proxyholder. For Registered Shareholders, a proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at www.investorvote.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. MDT (Denver) on May 5, 2026, or if the meeting is adjourned or postponed, not less than two business days before the commencement of such adjourned or postponed meeting. For non-Registered Shareholders, your proxy or VIF can be submitted to your intermediary by returning your proxy or VIF by mail using the postage-paid envelope provided with your proxy-related materials or via the internet at www.proxyvote.com.

If a Shareholder who has submitted a proxy attends the meeting via the webcast and has accepted the terms and conditions when entering the meeting online, any votes cast by such Shareholder on a ballot will be counted and the submitted proxy will be disregarded.

Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or VIF if your proxyholder will be attending the meeting online. Failure to register the proxyholder will result in the proxyholder not receiving login credentials that are required in order to attend and participate at the Annual Meeting.

To Register your Proxyholder

To register a proxyholder, Shareholders MUST visit www.computershare.com/ssrmining by 5:00 p.m. MDT (Denver) on May 5, 2026 and provide Computershare with the required proxyholder contact information, so that Computershare may provide the proxyholder with login credentials via e-mail.

Without login credentials, proxyholders will not be able to attend and vote online at the Annual Meeting. If you are a Non-Registered Holder and you wish to vote at the meeting online, you must appoint yourself as proxyholder by inserting your own name in the space provided on the VIF sent to you by your intermediary, you must follow all of the applicable instructions provided by your intermediary AND, if you will be attending the meeting online, you must also register yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder. Non-registered holders who have not appointed themselves as proxyholders cannot vote online during the Annual Meeting. This is because we and our transfer agent do not maintain the records for non-registered holders of our Shares and we have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder.

If you decide to vote by telephone, you cannot appoint a person to vote your Shares other than our directors or officers whose printed names appear on the proxy form.

It is important to ensure that any other person you appoint is attending the Annual Meeting and is aware that his or her appointment has been made to vote your Shares.

Deadlines for Voting

Attending the Annual Meeting — If you are planning to attend the Annual Meeting and wish to vote your Shares while the virtual meeting is in session, your vote will be taken and counted at the Annual Meeting.

Using the Proxy Form — If you are voting using the proxy form and voting by fax or by mail, your proxy form should be received by Computershare not later than 5:00 p.m. MDT (Denver) on the second business day preceding the date of the Annual Meeting or any adjournment thereof. If you do not complete and return the form in accordance with such instructions, you may lose your right to instruct the Registered Shareholder on how to vote at the Annual Meeting on your behalf.

Internet or Telephone — If you are voting your proxy by internet or by telephone, you must do so not later than 5:00 p.m. MDT (Denver) on the second business day preceding the date of the Annual Meeting or any adjournment thereof.

The deadline for the deposit of proxies may be extended or waived by the Chair of the Annual Meeting at his discretion without notice.

Revoking your Proxy

A Registered Shareholder who has voted by proxy may revoke it by voting again in any manner (as described above), or by depositing an instrument in writing (which includes another proxy form with a later date) executed by you or by your attorney authorized in writing delivered to Computershare by fax or mail (as described above), at any time up to 5:00 p.m. MDT (Denver) on the second business day preceding the date of the Annual Meeting. A Registered Shareholder may also revoke a proxy in any other manner permitted by law. In addition, participation in person in a vote by ballot at the Annual Meeting will automatically revoke any proxy previously given by you in respect of business covered by that vote.

Revocation of Voting Instruction Forms and Proxies

A Non-Registered Holder may revoke a VIF that has been given to an Intermediary by written notice to the Intermediary or by submitting a VIF bearing a later date. In order to ensure that an Intermediary act upon revocation of a VIF, written notice should be received by the Intermediary well in advance of the Annual Meeting. A Non-Registered Holder may revoke a proxy that has been delivered to Computershare by following the instructions as described in “Revoking Your Proxy” above.

Additional Questions or Issues related to Voting your Shares

If you have any questions about the information contained in this Proxy Statement or require assistance in voting your Shares, please contact Alliance Advisors, our proxy solicitation agent, by calling toll-free at 1-833-215-7305 (for Shareholders in the United States) or 1-209-637-2733 (for Shareholders outside of the United States) or by e-mail at SSRM@allianceadvisors.com.

NON-GAAP MEASURE - AISC
The Company uses certain non-GAAP financial measures to assist in understanding the Company's financial results, including all-in sustaining costs (“AISC”) per gold equivalent ounce. AISC is employed by the Company to measure its operating and economic performance and to assist in decision-making, as well as to provide key performance information to senior management. The Company believes that, in addition to conventional measures prepared in accordance with GAAP, certain investors and other stakeholders will find this information useful to evaluate the Company's operating and financial performance; however, non-GAAP performance measures such as AISC do not have any standardized meaning. These performance measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. These non-GAAP measures should be read in conjunction with the Company's consolidated financial statements.

AISC includes total cost of sales incurred at the Company's mining operations, which forms the basis of its cash costs, and which are reconciled to reported cost of sales in the Company’s financial statements. Additionally, the Company includes sustaining capital expenditures, sustaining mine-site exploration and evaluation costs, reclamation cost accretion and amortization, and general and administrative expenses. This measure seeks to reflect the ongoing cost of gold and silver production from current operations; therefore, expansionary capital and non-sustaining expenditures are excluded. Certain other cash expenditures, including tax payments and financing costs are also excluded.

The Company believes that AISC represents the total costs of producing gold and silver from current operations and provides the Company and other stakeholders with additional information about its operating performance and ability to generate cash flows. It allows the Company to assess its ability to support capital expenditures and to sustain future production from the generation of operating cash flows. When deriving the number of ounces of precious metal sold, the Company considers the physical ounces available for sale after the treatment and refining process, commonly referred to as payable metal, as this is what is sold to third parties.

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Computershare

SSR MINING INC.

HOW TO PARTICIPATE IN THE MEETING ONLINE

Attending the Meeting online

We will be conducting a Virtual Meeting, giving you the opportunity to attend the meeting online, using your smartphone, tablet or computer.

If you choose to participate online you will be able to view a live webcast of the meeting, ask questions and submit your votes in real time.

Annual Meeting of Shareholders
Welcome to Annual Meeting of Shareholders
Shareholder
Guest

Visit https://meetnow.global/MSL6VUX

You will need the latest version of Chrome, Safari, Edge or Firefox. Please ensure your browser is compatible.

Participate

To join, you must have your Control Number or Invite Code.

May 7, 2026 at 10:00 AM MDT

You will be able to log into the site up to 60 minutes prior to the start of the meeting.

Access

Once the webpage above has loaded into your web browser, click **JOIN MEETING NOW** then select **Shareholder** on the login screen and enter your **Control Number**, or if you are an appointed proxyholder, select **Invitation** and enter your **Invite Code**.

If you have trouble logging in, contact us using the telephone number provided at the bottom of the screen.

Important Notice for Non-Registered Holders: Non-registered holders (holders who hold their securities through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will not be able to participate at the meeting. Non-registered holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the meeting to appoint and register yourself as proxyholder, otherwise you will be required to login as a guest.

If you are a guest:

Select **Guest** on the login screen. As a guest, you will be prompted to enter your name and email address.

Please note: Guests will not be able to ask questions or vote at the meeting.

Navigation

When successfully accessed, you can view the webcast, vote, ask questions, and view meeting documents.

If viewing on a computer, the webcast will appear automatically once the meeting has started.

Voting

Resolutions will be put forward for voting in the **Vote** tab. To vote, simply select your voting direction from the options shown.

Be sure to vote on all resolutions using the numbered link, if one appears, within the **Vote** tab.

Your vote has been cast when the check mark appears.

Q&A

Any authenticated holder or appointed proxy attending the meeting online is eligible to partake in the discussion.

Access the **Q&A** tab, type your question into the box at the bottom of the screen and then press the **Send** button.

Technical Support

If you require assistance accessing the meeting website, call 1-888-724-2416 or internationally at 1-781-575-2748.

SSRQ

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